UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

Dakota Gold Corp.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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July 25, 2022

DAKOTA GOLD CORP.

106 Glendale Drive, Suite A

Lead, South Dakota, 57754

(605) 717-2540

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders,

The 2022 annual meeting of stockholders of Dakota Gold Corp., a Nevada corporation, will be held at 106 Glendale Drive, Suite A, Lead, South Dakota, on Monday, August 22, 2022 at 8:00 a.m. Mountain Time. For instructions on how to attend and vote your shares at the annual meeting, see the information in the accompanying Proxy Statement. The Annual Meeting of stockholders will be held for the following purposes:

1.	To elect six directors to hold office until the 2023 annual meeting of stockholders or until their successors are elected;

2.	To ratify the appointment of Ham, Langston & Brezina, L.L.P., as the Company’s independent registered public accountant for the fiscal year ending March 31, 2023;

3.	To approve the Dakota Gold Corp. 2022 Stock Incentive Plan; and

4.	To transact such other business that may properly come before the meeting or at any adjournment or postponement thereof.

In addition, stockholders may be asked to consider and vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. The Board of Directors recommends a vote “FOR” each of the director nominees, and “FOR” Proposals 2 and 3.

You are entitled to attend and vote at the annual meeting, or any postponement or adjournment of the meeting, if you are a holder of our common stock at the close of business on July 12, 2022. This Proxy Statement, proxy card and Annual Report to Stockholders, including financial statements for the fiscal year ended March 31, 2022, are first being sent to stockholders on or around July 25, 2022.

Your vote is important. Whether or not you plan to attend the annual meeting, you are urged to vote as soon as possible to ensure your shares are represented and voted at the annual meeting.

We encourage stockholders to submit their votes in advance of the meeting.

July 25, 2022

Cordially,

/s/ Robert Quartermain
Robert Quartermain
Co-Chairman

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING OF STOCKHOLDERS, PLEASE VOTE AS SOON AS POSSIBLE VIA THE INTERNET OR MAIL. STOCKHOLDERS WHO ATTEND THE MEETING IN PERSON MAY REVOKE THEIR PROXIES AND VOTE IN PERSON DURING THE MEETING IF THEY SO DESIRE.

Proxy Statement

DAKOTA GOLD CORP

106 Glendale Drive, Suite A

Lead, South Dakota 57754

This Proxy Statement is furnished to the stockholders of Dakota Gold Corp. (“Dakota Gold,” the “Company,” “we” or “our”) in connection with the solicitation of proxies by the board of directors (the “Board of Directors”) of Dakota Gold Corp. to be voted at the annual meeting of stockholders on August 22, 2022, or at any postponements or adjournments of the annual meeting. Our annual meeting is being held for the purposes set forth in the accompanying Notice of 2022 Annual Meeting of Stockholders. The Proxy Statement, proxy card and Annual Report to Stockholders, including financial statements for the fiscal year ended March 31, 2022, were made available to stockholders on or about July 25, 2022.

ABOUT THE MEETING

You have received these proxy materials because our board of directors is soliciting your proxy to vote your common stock at the annual meeting of stockholders to be held on August 22, 2022. This Proxy Statement describes matters on which we would like you to vote at our annual meeting. It also provides you with information on these matters so that you may make an informed decision.

HOW TO ATTEND THE ANNUAL MEETING

All stockholders as of the July 12, 2022 record date (or their duly appointed proxies) may attend the meeting. If you are not a stockholder of record but hold your shares through a broker, bank or other holder of record (i.e., in “street name”) and wish to attend the meeting, you will need to provide proof of beneficial ownership on the record date, such as your most recent account statement as of July 12, 2022, a copy of the voting instruction card provided by your broker, bank or other holder of record, or other similar evidence of ownership. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

HOW YOU CAN VOTE

We encourage stockholders to submit their votes in advance of the meeting. You may elect to vote by one of the following methods.

If you are a stockholder of record or “registered stockholder”:

•	At the Annual Meeting. You may vote in person at the Annual Meeting.

•	Via the Internet. You may vote by proxy via the Internet by following the instructions found on the proxy card.

•	By Mail. You may vote by proxy by filling out the proxy card and returning it in the envelope provided. If you vote by mail, your proxy card must be received by August 18, 2022.

Please note that the Internet voting facilities will close at 8:00 a.m. Mountain Time on August 18, 2022.

If you are a beneficial stockholder:

If you are a beneficial owner of shares held in street name, you should have received from your broker, bank, trustee or other nominee instructions on how to vote or instruct the broker to vote your shares, which are generally contained in a “vote instruction form” sent by the broker, bank, trustee or other nominee. Please follow their instructions carefully. Street name stockholders generally may vote by one of the following methods:

•	At the Annual Meeting. If you wish to vote at the Annual Meeting, you must obtain a legal proxy from the organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy to you by your broker, bank, trustee, or other nominee.

•	Via the Internet. You may vote by proxy via the Internet by following the instruction form provided to you by your broker, bank, trustee, or other nominee.

•	By Mail. You may vote by proxy by filling out the vote instruction form and returning it in the envelope provided to you by your broker, bank, trustee, or other nominee.

PROPOSALS FOR THE 2022 ANNUAL MEETING

At our annual meeting, stockholders will vote on the following three items of business:

(1)	To elect six directors to hold office until the 2023 annual meeting of stockholders or until their successors are elected;

(2)	To ratify the appointment of Ham, Langston & Brezina, L.L.P., as the Company’s independent registered public accountant for the fiscal year ending March 31, 2023; and

(3)	To approve the Dakota Gold Corp. 2022 Stock Incentive Plan.

Stockholders will also vote on such other matters as may properly come before the meeting or any postponement or adjournment thereof.

Our board of directors recommends that you vote:

•	FOR the election of each of the six nominated directors (see “Proposal 1”).

•	FOR the ratification of the appointment of Ham, Langston & Brezina, L.L.P., as the Company’s independent registered public accountant for the fiscal year ending March 31, 2023 (see “Proposal 2”).

•	FOR the approval of the Dakota Gold Corp. 2022 Stock Incentive Plan (see “Proposal 3”).

With respect to any other matter that properly comes before the meeting, any of the officers named as proxy holder will vote as recommended by the board of directors or, if no recommendation is given, in their own discretion.

SHARES ENTITLED TO VOTE

As of July 12, 2022, the record date for the meeting, we had 71,994,644 shares of common stock that were outstanding and are entitled to vote at the annual meeting. You can vote all of the shares that you owned on the record date. These shares include: (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner through a stockbroker, bank or other nominee.

Most stockholders hold their shares through a broker or other holder of record rather than directly in their own names. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Odyssey Trust Company, you are considered, with respect to those shares, the stockholder of record, and we have sent the Notice directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to the named proxy holder or to vote in person at the meeting. You may vote by filling out the proxy card included with the materials.

Beneficial Owner. If your shares are held in a brokerage account, or by a bank or other holder of record, you are considered the beneficial owner of shares held in “street name,” and the proxy materials are being forwarded to you by that holder together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote and are also invited to attend the annual meeting.

STOCKHOLDERS ENTITLED TO ATTEND THE MEETING

All stockholders as of the July 12, 2022 record date (or their duly appointed proxies) may attend the meeting.

QUORUM

The presence at the meeting, in person or by proxy, of the holders of 33 1/3% of the shares of our common stock outstanding and entitled to vote as of the record date will constitute a quorum. There must be a quorum for any action to be taken at the meeting (other than an adjournment or postponement of the meeting). If you properly submit a proxy, even if you abstain from voting or cast a “withhold” vote, then your shares will be counted for purposes of determining the presence of a quorum. If a broker or bank indicates on a proxy that it lacks discretionary authority as to certain shares to vote on a particular matter, commonly referred to as “broker non-votes,” those shares will still be counted for purposes of determining the presence of a quorum at the meeting.

HOW YOU MAY VOTE ON EACH PROPOSAL

In the election of directors, you may vote FOR any one or all of the nominees, or your vote may be WITHHELD with respect to any one or all of the nominees. For the ratification of Ham, Langston & Brezina, L.L.P., you may vote FOR or AGAINST the proposal, or you may indicate that you wish to ABSTAIN from voting on the proposal. For the approval of the Dakota Gold 2022 Stock Incentive Plan, you may vote FOR or AGAINST the proposal, or you may indicate that you wish to ABSTAIN from voting on the proposal.

VOTES REQUIRED FOR APPROVAL

Election of Directors. Six candidates will be elected by a plurality of affirmative votes of the outstanding shares of common stock present at the meeting (either in person or by proxy). That is, the six candidates that receive the highest number of affirmative votes will be elected to serve on our board of directors. A “withhold” vote with respect to any nominee will not affect the election of that nominee.

Ratification of Ham, Langston & Brezina, L.L.P.. The affirmative vote of a majority of the outstanding shares of common stock present at the meeting (either in person or by proxy) and entitled to vote on this matter will be required for ratification. For this proposal, an “abstention” will count as a vote cast and will therefore have the effect of a vote “against” the proposal.

Approval of the 2022 Stock Incentive Plan. The affirmative vote of a majority of the votes cast at the meeting will be required for approval. For this proposal, we will count an “abstention” as a vote cast and it will therefore have the effect of a vote “against” the proposal.

RIGHTS OF DISSENTERS

No action is proposed at this meeting for which the laws of the state of Nevada or our Bylaws provide a right of our stockholders to dissent and obtain appraisal of or payment for such stockholders’ common stock.

HOW PROXIES WILL BE TABULATED AND VOTED

Votes will be tabulated by Odyssey Trust Company. We do not expect any matters to be presented for a vote at the meeting other than the matters described in this Proxy Statement. If you grant a proxy, any of the officers named as proxy holder, Robert Quartermain, Shawn Campbell, Daniel Cherniak or their nominee(s) or substitute(s), will have the discretion to vote your shares on any additional matters that are properly presented for a vote at the meeting. If a nominee is not available as a candidate for director, any of the officers named as proxy holder will vote your proxy for another candidate nominated by our board of directors.

Proxies submitted properly will be voted in accordance with the instructions contained therein. If you submit a proxy but do not provide voting directions, the proxy will be voted “FOR” each of the six director nominees, “FOR” the ratification of the appointment of Ham, Langston & Brezina, L.L.P. as our independent registered public accounting firm, “FOR” the approval of the Dakota Gold 2022 Stock Incentive Plan, and in such manner as the proxy holders named on the proxy determine, in their discretion, upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

If your shares are held through a broker, bank or other nominee (collectively referred to as “brokers”), the broker will vote your shares according to the specific instructions it receives from you. If the broker does not receive voting instructions from you, the broker may vote only on proposals that are considered “routine” matters. Under applicable NYSE rules and guidance, at this year’s annual meeting, your broker may vote without your instructions only on Proposal 2 (the ratification of the appointment of Ham, Langston & Brezina, L.L.P. as our independent registered public accounting firm for the fiscal year ending March 31, 2023). The broker’s failure to vote on Proposal 1 (the election of directors) and Proposal 3 (the approval of the Dakota Gold 2022 Stock Incentive Plan), because the broker lacks discretionary authority to do so, commonly referred to as a “broker non-vote”, will not affect the outcome of the vote on that matter.

CHANGING YOUR VOTE

After you have submitted your proxy, you may change the votes you cast or revoke your proxy at any time before the votes are cast at the meeting by:

(1) delivering a written notice of your revocation to our Corporate Secretary at our principal executive office located at 106 Glendale Drive, Suite A, Lead, South Dakota 57754; or

(2) executing and delivering a later dated proxy card.

In addition, the powers of the proxy holders to vote your stock will be suspended if you attend the meeting and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

SOLICITATION COSTS

The accompanying proxy is solicited on behalf of the Company by its board of directors, and the cost of solicitation will be borne by Dakota Gold. We will also request banks and brokers to solicit their customers who have a beneficial interest in our common stock registered in the names of nominees, and we will reimburse banks and brokers for their reasonable out-of-pocket expenses in so doing.

PROPOSAL 1

ELECTION OF DIRECTORS

The board of directors unanimously recommends that the Company’s stockholders vote FOR the election of the following six nominees:

Gerald Aberle

Jonathan Awde

Jennifer S. Grafton

Amy K. Koenig

Stephen O’Rourke

Robert Quartermain

The board of directors has nominated for election at the annual meeting Drs. Quartermain and O’Rourke, Messrs. Awde and Aberle and Messes. Grafton and Koenig to serve until the 2023 annual meeting of stockholders or until their successors are elected. Each nominee has consented to being named as a nominee. Mr. Alex Morrison has decided that he does not wish to stand for re-election to the Board of Directors. The board of directors is in the process of completing a director candidate search and has engaged a consultant to assist. The board seeks a candidate with financial expertise and also prioritizes mining experience and diversity.

The six candidates that receive the highest number of affirmative votes will be elected to serve on our board of directors.

The following table sets forth the name, age, and current positions of each nominee:

Name	Age	Position	Director Since
Gerald Aberle (5)	64	Director, Chief Operating Officer	March 2022
Jonathan Awde	44	Director, President and Chief Executive Officer	November 2017
Jennifer S. Grafton (1)(2)(3)	46	Director, Chair of the Compensation Committee	March 2022
Amy K. Koenig(1)(2)(3)(5)	48	Director, Chair of the Nominating and Corporate Governance Committee	March 2022
Stephen O’Rourke(4)	67	Director, Co-Chairman of the Board of Directors, Chair of the ESG Committee	March 2022
Robert Quartermain(4)(5)	67	Director, Co-Chairman of the Board of Directors, Chair of the Technical Committee	March 2022

(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Nominating and Corporate Governance Committee.
(4)	Member of the ESG Committee.
(5)	Member of the Technical Committee.

Information regarding each nominee is set forth below, based upon information furnished to us by the nominee.

Nominees for Election

Gerald Aberle. Mr. Aberle serves as Chief Operating Officer and a Director of Dakota Gold, and has held numerous corporate management positions for public companies operating in the exploration business. After graduating with a Bachelor of Science in Mining Engineering from the South Dakota School of Mines, Aberle attained more than 40 years of experience in the minerals industry, including 22 years at the Homestake Gold Mine in Lead, South Dakota. In addition, his mining background includes extensive engineering, operations management and project management experience, including consulting in the mining, underground construction and minerals exploration business for clients including Homestake Mining Co., Barrick Gold Corp., the State of South Dakota and the University of Washington in connection with the planning and development of the National Science Foundation's national deep underground science and engineering laboratory. Our Board believes Mr. Aberle’s experience and skills developed as a member of corporate management for several publicly traded mining companies provide him with the appropriate background in matters related to mining operations and risk assessment and make him well-qualified to serve as a director of the Company.

Jonathan Awde. Mr. Awde serves as Chief Executive Officer and a Director of Dakota Gold. Previously, he served as co-founder, Director and Chief Executive and President of Gold Standard Ventures Corp. As CEO/President/Director, from July 2010 through December 2020, Awde oversaw all corporate development, asset acquisition, joint ventures, capital raising and the procurement of capital for the development of Gold Standard Ventures Corp.’s assets. Awde spent the last 15 years raising financing for various junior resource companies, focusing on institutional accounts, high net worth and family offices, and has raised more than $600 million for public and private companies in the natural resources sector during this period. Our Board believes Mr. Awde’s experience and skills developed as an executive officer and director for several publicly traded mining companies provide him with the appropriate background in matters related to finance, mining operations and risk assessment and make him well-qualified to serve as a director of the Company.

Jennifer S. Grafton. Ms. Grafton currently serves as Senior Vice President and Deputy General Counsel of E2open Parent Holdings Inc. (NYSE: ETWO), a cloud-based, end-to-end supply chain management software company. Previous to E2open, Ms. Grafton worked at Westmoreland Coal Company (NASDAQ: WLB) for over a decade, most recently serving as Chief Legal Officer, Chief Administrative Officer and Secretary. Prior to Westmoreland, Ms. Grafton worked in the corporate group of various Denver-based and national law firms focusing her practice on securities and corporate governance. Our Board believes Ms. Grafton’s experience and skills developed as a lawyer and an executive officer for several publicly traded companies provide her with the appropriate background in matters related to corporate governance and risk assessment and make her well-qualified to serve as a director of the Company.

Amy K. Koenig. Ms. Koenig currently serves as Vice President – Governance, Corporate Secretary and Deputy General Counsel for Black Hills Corporation (NYSE: BKH), an electric and gas utility company headquartered in Rapid City, South Dakota. Prior to joining Black Hills Corporation in 2013, Ms. Koenig spent ten years in private practice as a litigator with Gunderson, Palmer, Nelson & Ashmore, LLP. Before beginning her legal career, Ms. Koenig held various engineering roles of increasing responsibility in both the chemical and computer industries. Ms. Koenig also serves on the Board of Directors of the SD Mines Center for Alumni Relations and Advancement and the Children’s Home Society of South Dakota. Our Board believes Ms. Koenig’s experience and skills developed as a lawyer and senior executive for a publicly traded company provide her with the appropriate background in matters related to corporate governance and risk assessment and make her well-qualified to serve as a director of the Company.

Stephen O’Rourke. Dr. O’Rourke serves as a Director of Dakota Gold and previously served as President of global petroleum exploration for BHP Billiton (BHPB) (BHP:NYSE) and was a member of its senior management team. Other key roles at BHPB included Vice President of Development Planning and Vice President of Appraisal and Petroleum Engineering. Prior to joining BHPB, he held various senior technical and management roles for Shell Oil Co., was a founding partner of Strategic Management Partners LLC, a consulting firm based in Rapid City, South Dakota, specializing in energy, minerals and business development. He serves as Managing Director for Heat Mining LLC, a geothermal technology development company. He currently is a Non-Executive Board Member of RESPEC, an engineering consulting firm also based in Rapid City. O’Rourke also serves as a Chairman of the South Dakota School of Mines & Technology Geological Engineering advisory board and is a member of the South Dakota Mines Center for Alumni Relations and Advancement board of trustees. Dr. O’Rourke holds a Bachelor of Science in Geological Engineering and an Honorary Doctorate of Public Service from South Dakota Mines and is a graduate of the Wharton School of Business Advanced Management Program. Our Board believes Dr. O’Rourke’s experience and skills developed as an executive officer for a publicly traded company provide him with the appropriate background in matters related to mining operations and risk assessment and make him well-qualified to serve as a director of the Company.

Robert Quartermain. Dr. Quartermain serves as a Director of Dakota Gold and was most recently Executive Chairman of Pretium Resources Inc., which he founded in October 2010. Prior to Pretium, he was President and Chief Executive Officer of Silver Standard Resources Inc. (now SSR Mining Inc.) for 25 years from 1985-2010. Dr. Quartermain holds a Bachelor of Science from the University of New Brunswick, a Master of Science from Queens University, his Professional Geoscience certification from the Engineers and Geoscientists BC and Honorary Doctor of Science from the University of New Brunswick. In addition to his focus on Dakota Gold, Dr. Quartermain has a number of education, wildlife and social justice philanthropic interests that he supports. Our Board believes Dr. Quartermain’s experience and skills developed as an executive officer and director for several publicly traded mining companies provide him with the appropriate background in matters related to finance, mining operations and risk assessment and make him well-qualified to serve as a director of the Company.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The board of directors, pursuant to the recommendation of the Audit Committee of the board of directors, unanimously recommends that the Company’s stockholders vote FOR the ratification of the appointment of Ham, Langston & Brezina, L.L.P. (“Ham, Langston & Brezina”) to serve as our independent registered public accounting firm for the fiscal year ending March 31, 2023.

The affirmative vote of the holders of a majority of the common stock entitled to vote and represented in person or by proxy at the annual meeting is required to ratify the selection of our independent registered public accounting firm for the fiscal year 2023. In the event the ratification is not approved by the required number of holders, the Audit Committee may reconsider, but will not necessarily change, its selection of Ham, Langston & Brezina to serve as our independent registered public accounting firm. A representative of Ham, Langston & Brezina is expected to attend the meeting and will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

The following table sets out the aggregate fees billed by our principal accountant, Ham, Langston & Brezina, related to the fiscal years ended March 31, 2022 and 2021 for the categories of fees described.

	Fiscal year ended March 31, 2022	Fiscal year ended March 31, 2021(1)
Audit fees	$107,981	$41,200	(2)
Audit-related fees	41,950	--
Tax fees	--	--
All other fees	--	--

(1) Ham, Langston & Brezina were first appointed as the Company’s auditors on June 15, 2021.

(2) The audit fees in respect of the fiscal year ended March 31, 2021 represent the audit fees billed by Ham, Langston & Brezina to JR Resources Corp. (now Dakota Gold Corp.) and are not inclusive of any fees billed to Dakota Territory Resource Corp. (“Dakota Territory”).

Audit fees consist of the aggregate fees billed or expected to be billed by HLB for the audit of the Company's consolidated annual financial statements, reviews of interim financial statements and attestation services that are provided in connection with statutory and regulatory filings or engagements.

Audit-related fees consist of fees related to assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported under "Audit Fees." This category comprises fees billed for review and advisory services associated with the Company's financial reporting.

Tax fees consist of fees for professional services rendered in connection with preparation and filing of our federal income tax returns and limited tax consulting.

Pre-Approval Policies and Procedures

All services to be performed by the Company's auditors must be approved in advance by the Audit Committee. The Audit Committee has considered whether the provision of services other than audit services is compatible with maintaining the auditors’ independence and has adopted a charter governing its conduct. The charter is reviewed annually and requires the pre-approval of all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its auditors, subject to the de minimis exceptions for non-audit services as allowed by applicable law or regulation. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, if decisions of such a subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting. Pursuant to these procedures, all services and related fees reported during the year ended March 31, 2022 and 2021 were pre-approved by the Audit Committee.

PROPOSAL 3

Approval of the 2022 Stock Incentive Plan

The board of directors unanimously recommends that the Company’s stockholders vote FOR the approval of the Dakota Gold 2022 Stock Incentive Plan.

Background and Reasons for Adopting the 2022 Stock Plan

On March 30, 2022, the Board of Directors approved the Dakota Gold Corp. 2022 Stock Incentive Plan (the “2022 Stock Plan”). The purpose of the 2022 Stock Plan is to foster and promote the long-term financial success of the Company and materially increase shareholder value by (a) motivating superior performance by means of performance-related incentives, (b) encouraging and providing for the acquisition of an ownership interest in the Company by Employees, Non-Employee Directors and Third Party Service Providers (as defined therein), and (c) enabling the Company to attract and retain qualified and competent persons to serve as members of an outstanding management team and the Board of Directors of the Company upon whose judgment, interest, and performance are required for the successful and sustained operations of the Company.

The following discussion and summary of the material terms of the 2022 Stock Plan is qualified in its entirety by reference to the full text of the 2022 Stock Plan, a form of which is set forth in Appendix A to this proxy statement.

Key Features of the 2022 Stock Plan

The following features of the 2022 Stock Plan reflect the equity incentive plan “best practices” intended to protect the interests of our stockholders:

•	A fixed reserve of 6,250,000 shares of common stock that are authorized for issuance pursuant to plan awards;

•	No “evergreen” increase to the share reserve;

•	A ten (10) year term that expires on August 22, 2032;

•	Permitted awards include options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), performance shares, performance units (“PSUs”), and other cash and stock-based awards;

•	No direct or indirect repricing of options or SARs without shareholder approval; and

•	Dividend equivalents on unvested awards subject to performance vesting are accrued and paid only if related awards vest.

Shares Available for Issuance under the 2022 Stock Plan

The number of shares reserved for issuance under the 2022 Stock Plan is 6,250,000. The Board determined the share reserve based on the Company’s current stage of development and the burn rate of peer companies. The Company has authorized specific grants of awards to be made under the 2022 Stock Plan and such awards will be granted following stockholder approval of the 2022 Stock Plan at the 2022 annual meeting of stockholders.

The 2022 Stock Plan does not set the number of shares subject to equity awards that will be granted in future years. In setting each year’s award amounts for executive officers, the Compensation Committee considers a variety of factors such as: the relative market position of the awards, the proportion of each executive’s total compensation to be delivered as a long-term incentive award, internal pay equity, executive performance, retention concerns, and the Company’s performance. Similar considerations are taken into account in granting awards to participants who are not executive officers.

To reduce the dilutive impact of our equity award grants on our stockholders’ interests, equity awards are generally limited to individuals whose personal performance makes them highly valuable to us and essential new hires.

New Plan Benefits

No awards have yet been granted under the 2022 Stock Plan, as it will only take effect upon stockholder approval at the 2022 annual meeting of stockholders, however, the Company has authorized certain grants of awards to be made following and subject to stockholder approval of the 2022 Stock Plan, as shown in the following table.

2022 Stock Plan

Name and Position	Dollar Value ($)	Number of Units(1)
Jonathan Awde, Chief Executive Officer	$400,000	25% restricted share units; 25% performance share units; and 50% options(2)
Shawn Campbell, Chief Financial Officer	$250,000	25% restricted share units; 25% performance share units; and 50% options(2)
Gerald Aberle, Chief Operating Officer	$350,000	25% restricted share units; 25% performance share units; and 50% options(2)
James Berry, Vice President of Exploration	$350,000	25% restricted share units; 25% performance share units; and 50% options(2)
Executive Group
Non-Executive Director Group	$200,000	100% restricted share units(3)
Non-Executive Officer Employee Group	$727,250	100% restricted share units(4)

(1)	The number of units will be determined based on the fair market value of the Company’s common stock at the time of the grant.
(2)	Restricted share units vest 1/3 annually over three years from the date of grant; performance share units vest 1/3 annually from the time of grant and pay out 50% of their value to a maximum of 200% of their value based on the value of the Company’s shares over each applicable performance period, measured against the MVIS Global Junior Gold Miners Index (MVGDXJ); and stock options will vest 1/3 annually over three years and expire five years from the date of grant.
(3)	Restricted share units vest will vest one year from the date of grant.
(4)	Restricted share units vest 1/3 annually over three years from the date of grant.

Description of the 2022 Stock Plan

The following summary of the material terms of the 2022 Stock Plan is qualified in its entirety by reference to the full text of the 2022 Stock Plan, a form of which is set forth in Appendix A to this Proxy Statement.

Purpose of the 2022 Plan

The purpose of the 2022 Stock Plan is to foster and promote the long-term financial success of the Company and materially increase shareholder value by providing an additional means for the Company to attract, motivate, retain and reward directors, officers, employees and certain independent consultants.

Administration

The Compensation Committee will administer the 2022 Stock Plan. Except where prohibited by applicable law, the Compensation Committee may delegate some or all of its administrative duties or powers with respect to the 2022 Stock Plan to one or more of its members or to one or more officers of the Company or any subsidiary or to one or more agents or advisors. For purposes of Rule 16b-3 of the Exchange Act and for grants to non-employee directors, the 2022 Stock Plan must be administered by a committee consisting solely of two or more independent directors. The appropriate acting body, be it the Compensation Committee, a member thereof or an officer within his or her delegated authority, is referred to in this proposal as the “Administrator.”

The Administrator has broad authority under the 2022 Stock Plan with respect to award grants, including, without limitation, the authority:

•	To select participants and determine the type(s) of award(s) that they are to receive;

•	To determine the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award;

•	Subject to the other provisions of the 2022 Stock Plan, to make certain adjustments to outstanding awards and authorize the conversion, succession or substitution of awards; and

•	To allow the purchase price of awards or shares of common stock to be paid in the form of cash or its equivalent, by the delivery of already-owned shares of common stock or by a reduction of the number of shares deliverable pursuant to the awards, by cashless exercise, on such terms as the Administrator may authorize, or any other form permitted by law.

Eligibility

Persons eligible to receive awards under the 2022 Stock Plan include officers and employees of the Company or any of its subsidiaries and non-employee directors of the Company, as well as certain independent contractors who render bona fide services to the Company or one of its subsidiaries. As of July 22, 2022, there were 11 employees (including officers) and 0 consultants of the Company and its subsidiaries, and five non-employee directors of the Company who would potentially be eligible to receive awards under the 2022 Stock Plan.

Authorized Shares

The 2022 Stock Plan authorizes the issuance of up to 6,250,000 shares of common stock pursuant to plan awards.

Shares that are subject to or underlie awards that expire or for any reason are canceled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under the 2022 Stock Plan are available for reissuance under the 2022 Stock Plan. In addition, shares tendered or withheld to satisfy the exercise price of options or tax withholding obligations, and shares covering the portion of exercised share-settled SARs that were not issued upon the exercise of such SAR, are available for reissuance under the 2022 Stock Plan.

No Repricing

In no event will any adjustment be made to a stock option or SAR under the 2022 Stock Plan (by amendment, cancellation and regrant, exchange for other awards or cash or other means) that would constitute a repricing of the per share exercise or base price of the award, unless such adjustment is approved by the shareholders of the Company. Adjustments made in accordance with the 2022 Stock Plan to reflect a stock split or similar event are not deemed to be a repricing.

Dividends and Dividend Equivalents

Unless otherwise determined by the Compensation Committee, dividends accrue on unvested shares of restricted stock, provided that the Compensation Committee may require that any dividends on such shares of restricted stock be automatically deferred and reinvested in additional restricted stock subject to the same restrictions on vesting as the underlying award, or may require that dividends or other distributions on restricted stock be paid to the Company for the account of the participant and held pending vesting of the underlying award. Accrued dividend-equivalent amounts with respect to awards subject to performance vesting shall not be paid unless and until such awards to which they relate become vested.

Types of Awards

The 2022 Stock Plan authorizes stock options, SARs, restricted stock, RSUs, performance units, performance shares (“PSUs”), and other forms of awards that may be granted or denominated in or otherwise determined by reference to the shares of common stock of the Company, as well as cash awards. The 2022 Stock Plan provides flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Awards may, in certain cases, be paid or settled in cash.

Stock Options

A stock option is a right to purchase shares of common stock at a future date at a specified price per share (the “exercise price”). The per share exercise price of an option generally may not be less than the fair market value of a share of common stock on the date of grant. On July 22, 2022, the last sale price of the shares of common stock as reported on the NYSE American was $3.78 per share. The maximum term of an option is ten years from the date of grant. An option may be either an incentive stock option or a nonqualified stock option. Incentive stock options are taxed differently than nonqualified stock options and are subject to more restrictive terms under the Internal Revenue Code of 1986, as amended (the “Code”), and the 2022 Stock Plan. Incentive stock options may be granted only to employees of the Company or a subsidiary thereof.

SARs

A SAR is the right to receive payment of an amount equal to the excess of the fair market value of a share of common stock on the date of exercise of the SAR over the base price of the SAR. The base price is established by the Administrator at the time of grant of the SAR and may not be less than the fair market value of a share of common stock on the date of grant. SARs may be granted in connection with other awards or independently. The maximum term of a SAR is ten years from the date of grant.

Restricted Stock

Shares of restricted stock are shares of the Company’s common stock that are subject to forfeiture and to certain restrictions on sale, pledge, or other transfer by the recipient during a particular period of employment or service or until certain performance vesting conditions are satisfied. Subject to the restrictions provided in the applicable award agreement and the 2022 Stock Plan, a participant receiving restricted stock may have all of the rights of a stockholder as to such shares, including the right to vote and the right to receive dividends; provided, however, that the Compensation Committee may require that any dividends on such shares of restricted stock be automatically deferred and reinvested in additional restricted stock subject to the same restrictions on vesting as the underlying award, or may require that dividends or other distributions on restricted stock be paid to the Company for the account of the participant and held pending vesting of the underlying award.

RSUs

An RSU represents the right to receive one share of common stock on a specific future vesting or payment date. Subject to the restrictions provided in the applicable award agreement and the 2022 Stock Plan, a participant receiving RSUs has no rights as a shareholder with respect to the RSUs until the shares of common stock are issued to the participant. RSUs may be granted with dividend-equivalent rights that are payable only if the underlying RSUs vest. RSUs may be settled in cash if so provided in the applicable award agreement.

Performance Units

A performance unit is a performance-based award that has an initial notional value equal to a dollar amount determined by the Compensation Committee. The number of performance units earned is determined based on the attainment of one or more performance goals set forth in the award agreement over a specified performance period. Earned performance units (if any), may be settled in the form or cash, shares of common stock, or a combination thereof at the end of the applicable performance period.

PSUs

A PSU is a performance-based award that entitles the recipient to receive shares of common stock based on attainment of one or more performance goals. Each PSU shall designate a target number of shares payable under the award, with the actual number of shares earned (if any) based on a formula set forth in the award agreement related to the attainment of one or more performance goals. A participant receiving PSUs has no rights as a shareholder until the shares of common stock are issued to the participant. PSUs may be granted with dividend-equivalent rights that are payable only if the underlying PSUs are earned. PSUs may be settled in cash if so provided in the applicable award agreement.

Cash Awards

The Administrator, in its sole discretion, may grant cash awards, including, without limitation, discretionary awards, awards based on objective or subjective performance criteria, and awards subject to other vesting criteria.

Other Awards

The other types of awards that may be granted under the 2022 Stock Plan include, without limitation, the grant or offer for sale of unrestricted shares of common stock and the grant of deferred shares of common stock or deferred share units, and similar securities with a value derived from the value of, or related to, the shares of common stock or returns thereon.

Other Terms

Change of Control

In the event of a change in control, unless otherwise determined by the Compensation Committee, (a) all outstanding options and SARs will immediately become fully vested (and, to the extent applicable, all performance conditions shall be deemed satisfied) and exercisable, (b) all other awards subject to time vesting will immediately become fully vested and will be settled in cash, shares of common stock or a combination thereof as soon as practicable following such change in control, (c) all other awards, other than options and SARs, that are subject to performance vesting will immediately vest and all performance conditions will be deemed satisfied as if target performance was achieved, and will be settled in cash, shares of common stock or a combination thereof as soon as practicable following such change in control, and (d) the treatment of other awards that do not vest pursuant to (a), (b) or (c) above will be determined in accordance with the applicable award agreement or, if not specified in the award agreement, will be determined by the Compensation Committee.

Transferability of Awards

Awards under the 2022 Stock Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution, or pursuant to domestic relations orders. Awards with exercise features are generally exercisable during the recipient’s lifetime only by the recipient. Any amounts payable or shares issuable pursuant to an award generally will be paid only to the recipient or the recipient’s beneficiary or representative. The Administrator has discretion, however, to establish written conditions and procedures for the transfer of awards to other persons or entities, as long as such transfers comply with applicable federal, state and provincial securities laws and provided that any such transfers are not for consideration.

Adjustments

As is customary in plans of this nature, the share limits and the number and kind of shares available under the 2022 Stock Plan and any outstanding awards, as well as the exercise or purchase prices of awards, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the shareholders.

No Limit on Other Authority

The 2022 Stock Plan does not limit the authority of the Board or any committee thereof to grant awards or authorize any other compensation, with or without reference to the shares of common stock of the Company, under any other plan or authority.

Termination of, or Changes to, the 2022 Stock Plan

The Board may amend or terminate the 2022 Stock Plan at any time and in any manner. Shareholder approval for an amendment will be required only to the extent then required by applicable law or any applicable stock exchange rules, or as required to preserve the intended tax consequences of the 2022 Stock Plan. For example, shareholder approval is required for any proposed amendment to increase the maximum number of shares that may be delivered with respect to awards granted under the 2022 Stock Plan. Adjustments as a result of stock splits or similar events will not, however, be considered amendments requiring shareholder approval. Unless terminated earlier by the Board, the authority to grant new awards under the 2022 Stock Plan will terminate ten years after the date on which the 2022 Stock Plan was approved by the Board. Outstanding awards will generally continue following the expiration or termination of the 2022 Stock Plan. Generally speaking, outstanding awards may be amended by the Board (except for a repricing), but the consent of the award holder is required if the amendment (or any plan amendment) materially and adversely affects the award holder.

Certain Federal Income Tax Consequences

The following summary of the United States federal income tax consequences of awards under the 2022 Stock Plan is based upon U.S. federal income tax laws in effect on the date of this Proxy Statement. This summary does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences. The tax consequences of individual awards may vary depending upon the particular circumstances applicable to any individual participant.

Nonqualified Stock Options

The grant of a nonqualified stock option under the 2022 Stock Plan will not result in any federal income tax consequences to the participant or to the Company. Upon exercise of a nonqualified stock option, the participant will recognize ordinary compensation income equal to the excess of the fair market value of the shares of common stock of the Company at the time of exercise over the option exercise price. If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof. Any gain or loss on the participant’s subsequent disposition of the shares will be treated as long-term or short-term capital gain or loss, depending on the sales proceeds received and whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any subsequent capital gain.

Incentive Stock Options

The grant of an incentive stock option (or “ISO”) under the 2022 Stock Plan will not result in any federal income tax consequences to the participant or to the Company. A participant recognizes no federal taxable income upon exercising an ISO (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of shares acquired upon exercise of an ISO, the tax consequences depend upon how long the participant has held the shares. If the participant does not dispose of the shares within two years after the ISO was granted, nor within one year after the ISO was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

If the participant fails to satisfy either of the foregoing holding periods (referred to as a “disqualifying disposition”), he or she will recognize ordinary compensation income in the year of the disposition. The amount of ordinary compensation income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the shares at the time of exercise and the exercise price. Such amount is not subject to withholding for federal income and employment tax purposes, even if the participant is an employee of the Company. Any gain in excess of the amount taxed as ordinary income will generally be treated as a short-term capital gain. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary compensation income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof.

The “spread” under an ISO (i.e., the difference between the fair market value of the shares at exercise and the exercise price) is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant’s alternative minimum tax liability exceeds such participant’s regular income tax liability, the participant will owe the alternative minimum tax liability.

Restricted Stock

Restricted stock is generally taxable to the participant as ordinary compensation income on the date that the restrictions lapse (i.e., the date that the stock vests), in an amount equal to the excess of the fair market value of the shares on such date over the amount paid for such stock, if any. If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the ordinary income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof. Any gain or loss on the participant’s subsequent disposition of the shares will be treated as long-term or short-term capital gain or loss depending on the sales price and how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any subsequent gain.

Participants receiving restricted stock awards may make an election under Section 83(b) of the Code (a “Section 83(b) Election”) to recognize as ordinary compensation income in the year that such restricted stock is granted in an amount equal to the excess of the fair market value on the date of the issuance of the stock over the amount paid for such stock. If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long-term or short-term capital gain or loss to the recipient. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Section 83(b) Election. The Section 83(b) Election must be made within 30 days from the time the restricted stock is issued. The Company is entitled to a deduction equal to the amount of income taken into account as a result of the Section 83(b) Election, subject to possible limitations imposed by the Code, including Section 162(m) thereof.

To the extent dividends are paid while the restrictions on the stock are in effect, any such dividends will be taxable to the participant as ordinary income (and will be treated as additional wages for federal income and employment tax withholding purposes, if the recipient is an employee) and will be deductible by the Company (subject to possible limitations imposed by the Code, including Section 162(m) thereof), unless the participant has made a Section 83(b) Election, in which case the dividends will generally be taxed at dividend rates and will not be deductible by the Company.

Other Awards

Other awards (such as RSUs and PSUs) are generally treated as ordinary compensation income as and when shares of common stock or cash are paid to the participant upon vesting or settlement of such awards. If the participant is an employee, this income is subject to withholding for income and employment tax purposes. The Company is generally entitled to an income tax deduction equal to the amount of ordinary income recognized by the recipient, subject to possible limitations imposed by the Code, including Section 162(m) thereof.

Section 162(m) of the Internal Revenue Code

Under Code Section 162(m), no deduction is generally allowed in any taxable year of the Company for compensation in excess of $1 million paid to any of the Company’s “covered employees.” A “covered employee” is any individual who has served at any time after December 31, 2016 as the Company’s chief executive officer, chief financial officer, or other executive officer whose compensation has been reported in a Company proxy statement, regardless of whether any such individual is still employed by the Company. The Company may be prohibited under Code Section 162(m) from deducting compensation paid pursuant to the 2022 Stock Plan to our “covered employees.”

Section 409A of the Internal Revenue Code

Section 409A of the Code provides certain requirements for the deferral and payment of deferred compensation arrangements. In the event that any award under the 2022 Stock Plan is deemed to be a deferred compensation arrangement, and if such arrangement does not comply with Section 409A of the Code, the recipient of such award will recognize ordinary income once such award is vested, as opposed to at the time or times set forth above. In addition, the amount taxable will be subject to an additional 20% federal income tax along with other potential taxes and penalties. It is intended, although not guaranteed, that all awards issued under the 2022 Stock Plan will either be exempt from or compliant with the requirements of Section 409A of the Code.

Interested Parties

Approval of the 2022 Stock Plan will change the number of shares available for issuance to the directors and executive officers of the Company, thus each of those persons has an interest in and will be affected from the approval of the 2022 Stock Plan.

Vote Required and Recommendation

The affirmative vote of a majority of the votes cast for this proposal is required to approve the 2022 Stock Plan. Abstentions will have the effect of a vote “against” the 2022 Stock Plan. Broker non-votes will not be counted as either votes cast for or against this proposal. The Board recommends that shareholders vote “FOR” the adoption and approval of the 2022 Stock Plan.

THE BOARD AND ITS COMMITTEES

Board Leadership Structure and Risk Oversight

Our CEO and Co-Chairmen roles are separate. The board has not reached a formal policy on separation of the roles of CEO and Chairman and will periodically review the leadership structure to determine appropriateness. Drs. Quartermain and O’Rourke, our Co-Chairmen, bring significant experience in the mining and natural resource industries, serving in various executive and board positions. In their capacity as Co-Chairmen, both work closely with Mr. Awde, the Chief Executive Officer.

Companies such as ours face a variety of risks, including financial reporting, legal, credit, liquidity, operational, health, safety and cybersecurity. The Board of Directors believes an effective risk management system will (1) identify the material risks that we face in a timely manner, (2) communicate necessary information with respect to material risks to senior executives and to the Board of Directors or relevant board committee, (3) implement or oversee implementation of appropriate and responsive risk management and mitigation strategies consistent with our risk profile, and (4) integrate risk management into our decision-making.

The Board of Directors oversees risk management after receiving briefings from management and advisors and based on its own analysis and conclusions regarding the adequacy of our risk management processes. The Board of Directors, with assistance and input from its committees, continuously evaluates and manages material risks, including geopolitical and enterprise risk, financial risk, environmental risk, health and safety risk, and the effect of compensation structures on risk-taking behaviors. The Board of Directors’ committees are an integral part of its oversight of risk management. As examples, the Board of Directors assesses the Company’s safety culture and related risks; the Audit Committee assesses and manages the Company’s exposure to enterprise-level risks, as well as the Company’s major financial risk exposure; the Compensation Committee assess risks related to the performance of the Company’s executive officers; and the ESG Committee and Technical Committee assess environmental and social risks.

By virtue of the directors working closely with executive management, who in turn work closely with Company’s employees and contractors, we believe we have created an effective and efficient risk communication system that enables collaboration and communication.

Meetings of the Board of Directors

The current board of directors of the Company was appointed on March 31, 2022. Since March 31, 2022, our board of directors held one meeting. Each incumbent director attended all meetings of the board of directors and committees of the board of directors on which he or she served. All directors hold office until his or her successor is elected or until his or her earlier death, resignation or removal.

Committees of the Board & Director Independence

Our board of directors is currently composed of seven directors, four of which are independent. On March 31, 2022, the Company formed an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, a Technical Committee and an Environmental, Social and Governance Committee. The following table sets forth the number of meetings held by the Board of Directors since March 31, 2022 and each committee since the committees were formed on March 31, 2022.

Board or Committee	Number of Meetings
Board of Directors	1
Audit Committee	1
Compensation Committee	1
Nominating and Corporate Governance Committee	1
Technical Committee	1
Environmental, Social and Governance Committee	0

Audit Committee. Our Audit Committee currently consists of the following members who are all independent under applicable NYSE American listing standards: Ms. Grafton, Ms. Koenig and Mr. Morrison. Mr. Morrison qualifies as an "Audit Committee Financial Expert" as that term is defined in rules promulgated by the SEC. As Mr. Morrison will not be standing for re-election as a director of the Company, the Board of Directors is seeking a candidate with financial expertise. The purpose of the Audit Committee is to provide assistance to the Board of Directors in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting, internal control and legal compliance functions of the Company and its subsidiaries, including, without limitation: (i) assisting the Board of Directors in its oversight of (a) the integrity of the financial statements of the Company, (b) the Company’s compliance with legal and regulatory requirements, (c) the qualifications and independence of the Company’s independent auditor and (d) the performance of the independent auditor; (ii) preparing the audit committee report required pursuant to the rules of the SEC for inclusion in the Company’s annual proxy statement and (iii) performing such further functions as may be consistent with the Audit Committee charter or assigned by applicable law, the Company’s certificate of incorporation or bylaws or the Board of Directors.

The Board of Directors has adopted a written charter for the Audit Committee that may be viewed on Dakota Gold’s website at: https://dakotagoldcorp.com/site/assets/files/8378/audit_committee_charter_2022-03-30.pdf.

Compensation Committee. Our Compensation Committee currently consists of the following members who are all independent under applicable NYSE American listing standards: Ms. Grafton, Ms. Koenig and Mr. Morrison. The purpose of the Compensation Committee is (i) to oversee the Company’s compensation and employee benefit plans and practices, including its executive and director compensation plans, and its incentive-compensation and equity-based plans; (ii) to review and discuss with management the Company’s compensation discussion and analysis to be included in the Company’s annual proxy statement or annual report on Form 10-K filed with the SEC; (iii) to prepare the Compensation Committee Report as required by the rules of the SEC; and (iv) to perform such further functions as may be consistent with the Compensation Committee charter or assigned by applicable law, the Company’s bylaws or the Board of Directors. In performing its functions, the Compensation Committee considers, among other things, the Company’s performance and relative stockholder return, the value of similar awards to executive officers of comparable companies, and the awards given to the executive officers of the Company in past years.

The Board of Directors has adopted a written charter for the Compensation Committee that may be viewed on Dakota Gold’s website at: https://dakotagoldcorp.com/site/assets/files/8118/compensation_committee_charter_2022-03-30.pdf.

Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee currently consists of the following members who are all independent under applicable NYSE American listing standards: Ms. Grafton, Ms. Koenig and Mr. Morrison. The purpose of the Nominating and Corporate Governance Committee is (i) to identify and to recommend to the Board of Directors individuals qualified to serve as directors of the Company and on committees of the Board of Directors; (ii) to advise the Board of Directors with respect to the Board of Directors composition, procedures and committees; (iii) to develop and recommend to the Board of Directors a set of corporate governance principles applicable to the Company and (iv) to oversee the evaluation of the Board of Directors and management of the Company. The Nominating and Corporate Governance Committee considers candidates that possess a variety of skill sets that complement the skills that are represented by the composition of the board at any given point in time, including diversity, strategic managerial and financial skills and experience, mining industry expertise, and knowledge in other areas that are strategically important to us. Other considerations include diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Committee considers appropriate in the context of the needs of the Board of Directors.

The Board of Directors has adopted a written charter for the Nominating and Corporate Governance Committee that may be viewed on Dakota Gold’s website at: https://dakotagoldcorp.com/site/assets/files/6960/nominating_and_governance_committee_charter_2022-03-30.pdf.

Technical Committee. Our Technical Committee currently consists of the following members: Dr. Quartermain, Mr. Aberle, Ms. Koenig and Mr. Morrison. The purpose of the Technical Committee is to assist the Board of Directors in discharging its responsibilities relating to technical, health & safety matters relating to the Company’s operations, reserve and resource reporting and to address related matters. The Board of Directors has adopted a written charter for the Technical Committee that may be viewed on Dakota Gold’s website at: https://dakotagoldcorp.com/site/assets/files/6959/technical_committee_charter_2022-03-30.pdf.

Environmental, Social and Governance Committee. Our Environmental, Social and Governance Committee currently consists of the following members: Dr. Quartermain, Dr. O’Rourke and Mr. Awde. The purpose of the Environmental, Social and Governance Committee is to assist the Board of Directors in fulfilling its oversight responsibilities with respect to environmental, social and governance (“ESG”) matters, including overseeing the Company’s ESG strategy and objectives, including health, safety, leadership and governance, the environment and communities and Native American peoples. The Board of Directors has adopted a written charter for the Environmental, Social and Governance Committee that may be viewed on Dakota Gold’s website at: https://dakotagoldcorp.com/site/assets/files/6962/esg_committee_charter_2022-03-30.pdf.

Family Relationships

There are no family relationships among our directors or officers.

Code of Ethics

On March 30, 2022, we approved our code of ethics which applies to all our directors, officers and employees which is available on our website at www.dakotagoldcorp.com.

Where You Can Find Additional Information About Us

We maintain a company website at www.dakotagoldcorp.com from which you can alternatively access the reports we file with the SEC. Our committee charters and other important corporate governance documents are also available on our website. Information contained on the Company’s website is not part of, and is not incorporated by reference into, this proxy statement.

Communications with the Board of Directors

Stockholders and other interested parties who wish to communicate with our Board, including our Co-Chairs of the Board, independent and nonmanagement directors as a group, or any other individual director, may send their communication to our Corporate Secretary at dcherniak@dakotagoldcorp.com or 106 Glendale Drive, Suite A, Lead, South Dakota, 57754, USA. Our Corporate Secretary reviews communications to the Board. Communications relating to accounting, auditing, or fraud are forwarded to the Chair of our Audit Committee, and any other communications addressing a legitimate business issue are forwarded to other members of our Board as appropriate.

OUR EXECUTIVE OFFICERS

In addition to our CEO and President, Jonathan Awde, and our COO, Gerald Aberle, who also serve as members of our Board of Directors and whose biographical information is disclosed under the heading “Nominees for Election,” our executive officers as of the date of this proxy statement include the following individuals:

Shawn Campbell

Mr. Campbell, 41, was appointed Chief Financial Officer of Dakota Gold in June 2021. He has over 15 years of progressively senior experience in project and operations financial management obtained via professional practice, capital markets and industry experience. Mr. Campbell most recently served as the Chief Financial Officer of GT Gold Corp. and before that with Goldcorp Inc in various roles, including the Head of Investor Relations and the Head of Finance for Canada and US. He holds a Bachelor of Commerce Degree (Distinction) from the University of Victoria, and a Diploma in Accounting (DAP) from the University of British Columbia. He is a Chartered Professional Accountant (CPA, CA) and a CFA Charter Holder.

James Berry

Mr. Berry, 59, was appointed Vice-President of Exploration of Dakota Gold in December 2021. He has over 30 years of experience in the mining and exploration industry as an exploration and production geologist working in gold, silver, nickel, copper, and platinum-group element commodities for both underground and open pit deposits. He has worked for Asarco LLC, Homestake Mining Company of California, Goldcorp Inc., Barrick Gold Corporation, Romarco Minerals Inc., OceanaGold Corporation, Nickel Creek Platinum Corp. and Hycroft Mining Holding Corporation in increasing roles of responsibility. Highlights of Mr. Berry's career include working on the Haile deposit in South Carolina, where he developed an exploration model that tripled the size of the deposit and advanced the deposit to production. In addition, while at Homestake he was part of an exploration team that identified several Precambrian and Tertiary targets in the Homestake District. These included the North Drift, Lower Main Ledge, Upper 7 Ledge, 11 Ledge, 15 Ledge, Tinton, Maitland, and Chism Gulch. Mr. Berry holds a Bachelor's degree in Geology from the University of Tennessee and is a Registered Member of the Society for Mining, Metallurgy & Exploration.

The officers are appointed by our Board of Directors and shall hold office until his or her successor has been elected, unless a different term is specified in the resolution electing the officer, or until his or her earlier death, resignation or removal.

EXECUTIVE COMPENSATION

The following summary compensation table summarizes the compensation paid to our names executive officers through March 31, 2022.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus (1) ($)	Stock Awards (2) ($)	Option Awards (3) ($)	All Other Compensation ($)		Total ($)
Jonathan Awde, CEO (6)	2022	285,000	194,480	1,732,500	1,410,454	17,716	(4)	3,622,434
	2021	114,000	--	--	--	--		114,400
	2020	--	--	--	--	--		--
Shawn Campbell, CFO (7)	2022	166,188	52,887	618,750	1,091,965	--		1,929,790

Gerald Aberle, COO	2022	260,000	195,065	618,750	1,000,968	21,296 (5)		2,096,079
	2021	108,000	--	--	--	--		108,000
	2020	108,000	--	--	--	--		108,000
James Berry, VP of Exploration (8)	2022	92,308	16,219	580,000	1,021,009	--		1,709,536

(1) Amounts reported in this column represent discretionary annual cash bonus amounts paid to the NEOs for fiscal year 2022.

(2) Amounts are based on the grant date fair value, calculated in accordance with FASB Accounting Standards Codification Topic 718, Compensation - Stock Compensation ("ASC 718"), utilizing the assumptions discussed in Note 10 to the Company's consolidated financial statements for the fiscal year ended March 31, 2022. The recipients were granted restricted stock units of DTRC, which were assumed by the Company and vested on June 4, 2022.

(3) Amounts are based on the grant date fair value, calculated in accordance with ASC 718, utilizing the assumptions discussed in Note 10 to the Company’s consolidated financial statements for the fiscal year ended March 31, 2022. Option-based awards granted during the years ended March 31, 2020, 2021 and 2022 include vested and unvested amounts. The recipients were granted stock options with an exercise price of $4.76, the fair market value of DTRC’s stock on the date of grant, which vest 1/3 on May 17, 2021, 1/3 on May 17, 2022 and 1/3 on May 17, 2023 and expire on May 17, 2026, with the exception of Mr. Berry who was granted stock options with an exercise price of $4.60, the fair market value of DTRC’s stock on the date of grant, which vest 1/3 on October 18, 2021, 1/3 on October 18, 2022 and 1/3 on October 18, 2023 and expire on October 18, 2026.

(4) Parking of $4,812, club membership of $3,517, and other health-related expenditures of $9,386.27.

(5) Health spending account contribution by employer of $1,350, vehicle allowance of $9,750 and other health-related expenditures of $10,196.

(6) Mr. Awde became CEO of DTRC effective March 12, 2021 and was appointed CEO of the Company on November 15, 2017.

(7) Mr. Campbell became CFO of DTRC effective June 1, 2021 and was appointed CFO of the Company on March 31, 2022.

(8) Mr. Berry became VP Exploration of DTRC effective December 1, 2021 and was appointed VP Exploration of the Company on March 31, 2022.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the stock options held by the Company's Named Executive Officers as of March 31, 2022. No stock appreciation rights were awarded.

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Jonathan Awde	129,166	(1)	258,334	-	4.76	May 17, 2026
Shawn Campbell	100,000	(2)	200,000	-	4.76	May 17, 2026
Gerald Aberle	91,666	(3)	183,334	-	4.76	May 17, 2026
James Berry	100,000	(4)	200,000	-	4.64	Oct 15, 2026

(1) Mr. Awde’s options vest 1/3 on May 17, 2021, 1/3 on May 17, 2022 and 1/3 on May 17, 2023.

(2) Mr. Campbell’s options vest 1/3 on May 17, 2021, 1/3 on May 17, 2022 and 1/3 on May 17, 2023.

(3) Mr. Aberle’s options vest 1/3 on May 17, 2021, 1/3 on May 17, 2022 and 1/3 on May 17, 2023 .

(4) Mr. Berry’s options vest 1/3 on October 18, 2021, 1/3 on October 18, 2022 and 1/3 on October 18, 2023 .

Potential Payments Upon Termination or Change of Control

The following table describes the estimated potential payments and benefits under the Company's compensation and benefit plans and contractual agreements to which the Named Executive Officers would have been entitled if a termination of employment or change of control occurred on March 31, 2022. The actual amounts to be paid out can only be determined at the time of the Named Executive Officer's departure from the Company. The amounts reported in the table below do not include payments and benefits to the extent they are provided generally to all salaried employees upon termination of employment and do not discriminate in scope, terms or operation in favor of the Named Executive Officers or include distributions of plan balances under the Company's 401(k) plan or savings plans. The amounts reported assume payment of all previously earned and unpaid salary, vacation pay and short- and long-term incentive awards.

Named Executive Officer	Termination without "Just Cause" or Breach or Default by the Company $	Death or Disability $	Change of Control (1) $	Double-Trigger (2) $
Jonathan Awde
Cash severance	997,500	-	-	997,500
Acceleration of equity awards (3)	1,843,000	1,812,000	1,843,000	1,843,000
Total Termination Benefits	2,840,500	1,812,000	1,843,000	2,840,500

Shawn Campbell
Cash severance (4)	525,000	-	-	525,000
Acceleration of equity awards (3)	72,000	48,000	72,000	72,000
Total Termination Benefits	597,000	48,000	72,000	597,000

Gerald Aberle
Cash severance	910,000	-	-	910,000
Acceleration of equity awards (3)	66,000	44,000	66,000	66,000
Total Termination Benefits	976,000	44,000	66,000	976,000

James Berry
Cash severance	525,000	-	-	525,000
Acceleration of equity awards (3)	72,000	24,000	72,000	72,000
Total Termination Benefits	597,000	24,000	72,000	597,000

(1) Represents the value of all outstanding RSUs and stock options previously awarded, the vesting of which will be fully accelerated upon the occurrence of a "change of control" under the 2022 Plan.

(2) Represents payments upon the occurrence of a double-trigger.

(3) Value based on the closing price of the Company's common shares on March 31, 2022, which was $5.00.

(4) For conversion of figures in Canadian dollars, a rate of @ 0.80 was used.

There are no provisions for termination for "just cause" or resignation.

Compensation Committee Interlocks and Insider Participation

No executive or director of the Company serves as a member of the compensation committee or board of directors of another entity, one of whose executive officers serves on the board of directors of the Company.

Executive Compensation Agreements and Summary of Executive Compensation

Prior to the Company’s merger with Dakota Territory, DGC Merger Sub I Corp. and DGC Merger Sub II LLC on March 31, 2022 (the “Merger”), decisions regarding executive compensation were made by the board of directors of Dakota Territory, whose board of directors was composed of the same directors as the Company’s board of directors. During the year ended March 31, 2022, and prior to the Merger, the Board of Directors of Dakota Territory was responsible for establishing a compensation policy and administering the compensation programs of the Company's executive officers. The amount of compensation paid by the Company to each of the Company's officers and the terms of those persons' employment is determined by the Board of Directors. The Board evaluates past performance and considers future incentive and retention in considering the appropriate compensation for the Company's officers. The Company believes that the compensation paid to the Company's directors and officers is fair to the Company. The Board of Directors believes that the use of equity compensation is at times appropriate for employees, and in the future intends to use equity compensation awards to reward outstanding service or to attract and retain individuals with exceptional talent and credentials. The use of stock options and other awards is intended to strengthen the alignment of interests of executive officers and other key employees with those of our stockholders.

The Company entered into an employment agreement with its President and Chief Executive Officer, Mr. Awde and Mr. Awde's wholly-owned management company, JCTA Capital Management Corp., effective as of March 12, 2021 (the "Awde Agreement"), pursuant to which agreement he will receive an annual base salary of $285,000. Pursuant to the terms and conditions of the Awde Agreement, Mr. Awde will be eligible (i) to receive an annual bonus based upon attaining certain performance criteria set by the board of directors of the Company with a target bonus opportunity of 60% of Mr. Awde’s base salary and (ii) to participate in the Company's securities based compensation plans, with the award of any grants being at the discretion of the board. Pursuant to the terms and conditions of the Awde Agreement, if the Company terminates Mr. Awde without cause, then Mr. Awde will be entitled to receive a lump-sum payment equal to: (i) the then current base fee and pro-rated estimated annual bonus payment for the year of termination earned to the termination date; (ii) payment in lieu of notice in an amount equivalent to: (a) if the Awde Agreement is terminated by the Company 3 months prior to, or within 12 months following, a change in control of the Company: (1) 2 times Mr. Awde's then current base annual fee and (2) 2 times an annual bonus deemed to be 75% of Mr. Awde's then current base annual fee; or (b) in any other circumstance: (1) 2 times Mr. Awde's then current base annual fee and (2) 2 times an annual bonus deemed to be 75% of Mr. Awde's then current base annual fee. In addition, any stock options or other incentive equity awards held by Mr. Awde will fully vest as of the date of such termination.

The Company entered into an employment agreement with its Chief Operating Officer, Mr. Aberle, effective as of March 12, 2021 (the "Aberle Agreement"), pursuant to which agreement he will receive an annual base salary of $260,000. Pursuant to the terms and conditions of the Aberle Agreement, Mr. Aberle will be eligible (i) to receive an annual bonus based upon attaining certain performance criteria set by the board of directors of the Company with a target bonus opportunity of 60% of Mr. Aberle’s base salary and (ii) to participate in the Company's securities based compensation plans, with the award of any grants being at the discretion of the board. Pursuant to the terms and conditions of the Aberle Agreement, if the Company terminates Mr. Aberle without cause, then Mr. Aberle will be entitled to receive a lump-sum payment equal to: (i) the then current base fee and pro-rated estimated annual bonus payment for the year of termination earned to the termination date; (ii) payment in lieu of notice in an amount equivalent to: (a) if the Aberle Agreement is terminated by the Company 3 months prior to, or within 12 months following, a change in control of the Company: (1) 2 times Mr. Aberle's then current base annual fee and (2) 2 times an annual bonus deemed to be 75% of Mr. Aberle's then current base annual fee; or (b) in any other circumstance: (1) 2 times Mr. Aberle's then current base annual fee and (2) 2 times an annual bonus deemed to be 75% of Mr. Aberle's then current base annual fee. In addition, any stock options or other incentive equity awards held by Mr. Aberle will fully vest as of the date of such termination.

The Company entered into an employment agreement with its Chief Financial Officer, Mr. Campbell, effective as of June 1, 2021 (the "Campbell Agreement"), pursuant to which agreement he will receive an annual base salary of C$250,000 and a grant of certain stock options and restricted share units. Pursuant to the terms and conditions of the Campbell Agreement, Mr. Campbell will be eligible (i) to receive an annual bonus based upon attaining certain performance criteria set by the board of directors of the Company with a target bonus opportunity of 60% of Mr. Campbell’s base salary and (ii) to participate in the Company's securities based compensation plans, with the award of any grants being at the discretion of the board. Pursuant to the terms and conditions of the Campbell Agreement, if the Company terminates Mr. Campbell without cause, then Mr. Campbell will be entitled to receive a lump-sum payment equal to: (i) the then current base fee and pro-rated estimated annual bonus payment for the year of termination earned to the termination date; (ii) payment in lieu of notice in an amount equivalent to: (a) if the Campbell Agreement is terminated by the Company 3 months prior to, or within 12 months following, a change in control of the Company: (1) 1.5 times Mr. Campbell's then current base annual fee and (2) 1.5 times an annual bonus deemed to be 75% of Mr. Campbell's then current base annual fee; or (b) in any other circumstance: (1) 1.5 times Mr. Campbell's then current base annual fee and (2) 1.5 times an annual bonus deemed to be 75% of Mr. Campbell's then current base annual fee. In addition, any stock options or other incentive equity awards held by Mr. Campbell will fully vest as of the date of such termination.

The Company entered into an employment agreement with its VP Exploration, Mr. Berry, effective as of December 1, 2021 (the "Berry Agreement"), pursuant to which agreement he will receive an annual base salary of $200,000 and a grant of certain stock options and restricted share units. Pursuant to the terms and conditions of the Berry Agreement, Mr. Berry will be eligible (i) to receive an annual bonus based upon attaining certain performance criteria set by the board of directors of the Company with a target bonus opportunity of 40% of Mr. Berry’s base salary and (ii) to participate in the Company's securities based compensation plans, with the award of any grants being at the discretion of the board. Pursuant to the terms and conditions of the Berry Agreement, if the Company terminates Mr. Berry without cause, then Mr. Berry will be entitled to receive a lump-sum payment equal to: (i) the then current base fee and pro-rated estimated annual bonus payment for the year of termination earned to the termination date; (ii) payment in lieu of notice in an amount equivalent to: (a) if the Berry Agreement is terminated by the Company 3 months prior to, or within 12 months following, a change in control of the Company: (1) 1.5 times Mr. Berry's then current base annual fee and (2) 1.5 times an annual bonus deemed to be 75% of Mr. Campbell's then current base annual fee; or (b) in any other circumstance: (1) 1.5 times Mr. Berry's then current base annual fee and (2) 1.5 times an annual bonus deemed to be 75% of Mr. Berry's then current base annual fee. In addition, any stock options or other incentive equity awards held by Mr. Berry will fully vest as of the date of such termination.

Non-Executive Director Compensation

The table below summarizes the compensation provided to the Company's non-executive Directors during the fiscal year ended March 31, 2022, prior to the Merger:

Director	Fees Earned or Paid in Cash $		Stock Awards (5) $	Option Awards (6) $	Total $
Jennifer Grafton	27,394	(3)	0	381,071	408,465
Amy Koenig	27,394	(4)	0	381,071	408,465
Alex Morrison	46,500	(2)	556,875	668,828	1,272,203
Stephen O'Rourke	81,000	(1)	928,125	1,000,968	2,010,093
Robert Quartermain	0	(7)	1,856,250	1,000,968	2,857,218

(1) $16,500 pro-rated for the quarter ended June 30, 2021, then $21,500 per quarter thereafter, for serving as co-Chairman.

(2) $9,000 pro-rated for the quarter ended June 30, 2021, then $12,500 per quarter thereafter.

(3) $2,394 pro-rated for the quarter ended September 30, 2021, then $12,500 per quarter thereafter.

(4) $2,394 pro-rated for the quarter ended September 30, 2021, then $12,500 per quarter thereafter.

(5) The amounts reported in this column represent grant date fair market value calculated pursuant to FASB ASC Topic 718. Dr. O’Rourke was granted 187,500 shares of common stock the Company, Mr. Morrison was granted 112,500 shares of common stock the Company and Dr. Quartermain was granted 375,000 shares of common stock the Company.

(6) The amounts reported in this column represent grant date fair market value calculated pursuant to FASB ASC Topic 718. Dr. O’Rourke and Dr. Quartermain were each granted 275,000 options with an exercise price of $4.76, the fair market value of DTRC’s stock on the date of grant, which vest 1/3 on May 17, 2021, 1/3 on May 17, 2022 and 1/3 on May 17, 2023 and expire on May 17, 2026. Mr. Morrison was granted 183,750 options with an exercise price of $4.76, the fair market value of DTRC’s stock on the date of grant, which vest 1/3 on May 17, 2021, 1/3 on May 17, 2022 and 1/3 on May 17, 2023 and expire on May 17, 2026. Ms. Grafton and Ms. Koenig were each granted 100,000 options with an exercise price of $5.09, the fair market value of DTRC’s stock on the date of grant, which vest 1/3 on September 13, 2021, 1/3 on September 13, 2022 and 1/3 on September 13, 2023 and expire on September 13, 2026.

(7) Dr. Quartermain has elected not to receive any fees for his services as a non-executive director for the Company and instead has asked that the Company donate the fees he would have otherwise received to local charities in South Dakota.

Directors are also entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. Our board of directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Company engages in related party transactions that involve its officers and directors and/or companies controlled by the officers and directors. We do not have a formal written policy for the review and approval of transactions with related parties. However, the Audit Committee Charter and our Code of Ethics each provide guidelines for reviewing any “related party transaction”. In particular, our Code of Ethics requires that all related party transactions be disclosed to the Audit Committee or a special independent committee of the Board of Directors for review and approval. Additionally, our Code of Ethics prohibits conflicts of interest and provides non-exclusive examples of conduct that would violate the prohibition.

We annually require each of our directors and executive officers to complete a directors’ or officers’ questionnaire, respectively, that elicits information about related party transactions. Our Board of Directors and legal counsel annually review all transactions and relationships disclosed in the directors’ and officers’ questionnaires, and the Board of Directors makes a formal determination regarding each director’s independence. If a director were determined no longer to be independent, that director, if he or she serves on any of the Audit Committee, the Nominating and Corporate Governance Committee, or the Compensation Committee, would be removed from such committee prior to (or otherwise would not participate in) any future meetings of the committee. If the transaction were to present a conflict of interest, the board would determine the appropriate response. As of the date of this proxy statement, we have seven directors, including four that the Board of Directors has determined as independent directors, as follows: Ms. Grafton, Ms. Koenig, Mr. Morrison and Dr. Quartermain. An “independent” director is a director whom the Board of Directors has determined satisfies the requirements for independence, including those established under the Sarbanes–Oxley Act of 2002, section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, and under section 803A of the NYSE American LLC Company Guide (“NYSE American Rules”).

Following is an analysis of related party transactions:

Mr. Gerald Aberle was DTRC's former President, and Chief Executive Officer and is currently Chief Operating Officer of the Company. He is also a director and significant stockholder of the Company and the owner of Jerikodie Inc. ("Jerikodie"). Under a February 2012 agreement, Jerikodie earned a fixed consulting fee of $9,000 per month, plus approved expenses. The accrued consulting fee was not paid from the inception of the agreement through October 2020. In October 2020, DTRC paid Jerikodie $200,000 of the $729,500 owed to it for accrued consulting fees and issued a note payable to Jerikodie for the remaining balance of $529,500 bearing interest at 0.25% per year. On June 1, 2021, DTRC and Jerikodie settled the outstanding debt of $529,544 through the payment of $376,550 and the issuance of 45,563 shares of common stock. The fair value of the consideration paid to settle the note exceeded the carrying amount of the note, resulting in a loss on settlement of $92,045. During the years ended March 31, 2022 and 2021, DTRC paid Jerikodie approximately $66,000 and $108,000, respectively, for consulting fees, in addition to $25,000 in the year ended March 31, 2022, for the extinguishment of a net smelter royalty on the Blind Gold Property disclosed below. Effective April 15, 2021, the agreement with Jerikodie was terminated. DTRC engaged a company controlled by a family member of Mr. Aberle, for the purpose of providing general labor and during the years ended March 31, 2022 and 2021, incurred approximately $56,000 and $37,000 in costs, respectively.

Mr. Richard Bachman was DTRC's former Chief Geological Officer. He is also a significant stockholder of the Company and the owner of Minera Teles Pires Inc. ("Minera Teles"). Under an October 2005 agreement that expired in March 2020, Minera Teles earned a $10,000 monthly consulting fee and received $1,500 per month for office rent and expenses. The consulting fee was divided between a $5,000 per month cash payment and a $5,000 per month deferred amount. DTRC also owed Mr. Bachman, individually, $305,145 in unsecured loans. These unsecured loans bore interest rates ranging from 3% to 4% per year and were due on demand. In June 2020, DTRC repaid $40,145 of the unsecured loans, plus accrued interest of $6,095. In October 2020, DTRC paid Minera Teles $200,000 for amounts owed for prior services and combined the remaining amount owed of approximately $795,500 with amounts owed under the unsecured loans, including unpaid interest, into a new note in the amount of $1,055,310, bearing interest at 0.25% per year. A payment of $145,000 was made in December 2020. In July 2021, DTRC and Mr. Bachman settled the outstanding debt of $872,578 through the payment of $425,165 in cash and the issuance of 99,049 shares of common stock. The fair value of the consideration paid to settle the note exceeded the carrying amount of the note, resulting in a loss on settlement of $32,476.

In October 2020, DTRC issued a note payable to WCM Associates, LP ("WCM"), an entity controlled by DTRC's former CFO, in the amount of $123,000, bearing interest at 0.25% per year, for amounts owed for consulting fees. The note was paid in full. During the years ended March 31, 2022 and 2021, DTRC incurred $6,000 and $36,000, respectively, for consulting fees with WCM. WCM's services were discontinued at the end of May 2021.

Messrs. Aberle and Bachman owned a 5% net smelter return royalty on the original 84 unpatented mining claims that comprised the Blind Gold Property. In August 2021, DTRC extinguished the royalty by paying Messrs. Aberle and Bachman $25,000 each.

In March 2021, Jonathan Awde was appointed Chief Executive Officer of DTRC and Gerald Aberle resigned as Chief Executive Officer and was appointed Chief Operating Officer of DTRC. Mr. Awde is also a director and significant stockholder of the Company.

Indemnification of Directors and Officers

Our articles of incorporation and bylaws provide that we will indemnify our directors, officers, employees and agents to the extent and in the manner permitted by the provisions of the Nevada Revised Statutes, as amended from time to time ("NRS"), subject to any permissible expansion or limitation of such indemnification, as may be set forth in any stockholders' or directors' resolution or by contract. We are also permitted to maintain insurance on behalf of any director, officer, employee or other agent for liability arising out of his actions.

OWNERSHIP OF COMMON STOCK

The following table sets forth, as of July 21, 2022, the number and percentage of outstanding shares of common stock owned by: (a) each person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock; (b) each of our directors; (c) the Named Executive Officers; and (d) all current directors and executive officers, as a group. As of July 21, 2022, there were 71,994,644 shares of common stock issued and outstanding.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the number of shares is deemed to include the number of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual voting power at any particular date. To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The address for all listed officers and directors is 141 Glendale Drive, Lead, South Dakota 57754.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Class(1)
Jonathan Awde	6,975,322	(2)	9.7%
Gerald Aberle	4,366,069	(3)	6.0%
James Berry	225,000	(10)	0.3%
Shawn Campbell	572,986	(4)	0.8%
Jennifer Grafton	33,333	(8)	0.0%
Amy Koenig	33,333	(9)	0.0%
Alex Morrison	336,563	(7)	0.5%
Stephen O'Rourke	1,033,333	(6)	1.4%
Robert Quartermain	8,049,902	(5)	11.2%
All Directors and Officers as a Group (9 persons)	21,463,341		30.0%

(1) Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

(2) Consists of 6,321,895 shares of common stock, 350,000 RSUs, 258,333 vested options and 45,094 warrants.

(3) Consists of 4,182,736 shares of common stock and 183,333 vested options.

(4) Consists of 255,741 shares of common stock, 200,000 vested options and 117,245 warrants.

(5) Consists of 7,325,436 shares of common stock, 183,333 vested options and 541,133 warrants.

(6) Consists of 850,000 shares of common stock and 183,333 vested options.

(7) Consists of 214,063 shares of common stock and 122,500 vested options.

(8) Consists of 33,333 vested options.

(9) Consists of 33,333 vested options.

(10) Consists of 125,000 shares of common stock and 100,000 vested options.

Equity Compensation Plan Information

On March 11, 2021, DTRC's board of directors adopted a plan entitled the "2021 Stock Incentive Plan." The 2021 Stock Incentive Plan had a total of 6,250,000 common stock purchase options available to award to DTRC's directors, executive officers and consultants. As of March 31, 2022, just prior to the DTRC Merger, a total of 1,750,625 shares of DTRC's common stock remained available for future grants under the 2021 Stock Incentive Plan.

Pursuant to the DTRC Merger (see Note 3), on March 31, 2022, the Company assumed DTRCs outstanding stock options and RSUs and replaced them with options and RSUs of DGC with the same terms and provisions.

Outstanding stock options have a term of five years. Outstanding stock options granted to third-party service providers generally vest over a period of up to two years.

The following table gives information about our common stock that may be issued upon the exercise of options, warrants and rights under our compensation plans as of March 31, 2022.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	4,499,375	$4.06	1,750,625
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total:	4,499,375	N/A	1,750,625

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report.

The Audit Committee is currently comprised of Alex Morrison (Chair), Jennifer Grafton and Amy Koenig. The Audit Committee is responsible for overseeing and evaluating the Company’s financial reporting process on behalf of the board of directors, selecting and retaining the independent auditors, and overseeing and reviewing the internal audit function of the Company.

Management has the primary responsibility for the Company’s financial reporting process, accounting principles, and internal controls, as well as preparation of the Company’s financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”). The independent auditors are responsible for performing an audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing reports thereon. The Audit Committee is responsible for overseeing the conduct of these activities. It is not the Audit Committee’s duty or responsibility to conduct auditing or accounting reviews or procedures or to independently verify the representations made by management and the independent auditors. The Audit Committee’s considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with GAAP or that an audit of the annual financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States), or that the independent auditors are, in fact, “independent.”

The Audit Committee has met and held discussions with management and the independent auditors on a regular basis. The Audit Committee plans and schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its responsibilities. The Audit Committee’s meetings include, whenever appropriate, executive sessions with the independent auditors without the presence of the Company’s management. The Audit Committee has reviewed and discussed with both management and the independent auditors the Company’s consolidated financial statements as of and for the year ended March 31, 2022, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. Management advised the Audit Committee that the financial statements were prepared in accordance with GAAP. The Audit Committee has relied on this representation, without independent verification, and on the representations of the independent auditors included in their report on the consolidated financial statements.

The Audit Committee discussed with the independent auditors the matters required to be discussed pursuant to the Statement of Auditing Standards, as amended, the Public Company Accounting Oversight Board (PCAOB) Auditing Standards and the NYSE American listing standards. The independent auditors have provided to the Audit Committee the written disclosures and the letter required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” and the Audit Committee has discussed with the independent auditors their independence. The Audit Committee has also considered whether the independent auditors’ provision of other non-audit services to the Company is compatible with maintaining auditor independence. The Audit Committee has concluded that the provision of non-audit services by the independent auditors was compatible with the maintenance of independence in the conduct of their auditing functions.

Based upon its review and discussions with management and the independent auditors and the reports of the independent auditors, and in reliance upon such information, representations, reports and opinions, the Audit Committee recommended that the board of directors approve the audited financial statements for inclusion in the Company’s annual report on Form 10-K for the year ended March 31, 2022, and the board of directors accepted the Audit Committee’s recommendations.

Submitted by the Members of the Audit Committee:

Alex Morrison, Chairman

Jennifer Grafton

Amy Koenig

OTHER INFORMATION

Stockholder Proposals

Stockholders may present proposals for stockholder action in our proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for stockholder action and are not properly omitted by our action in accordance with the proxy rules. Stockholder proposals prepared in accordance with the proxy rules must be received by us on or before March 27, 2023, to be included in our proxy statement for the annual meeting of stockholders in 2023. However, pursuant to such proxy rule, if the 2023 annual meeting of stockholders is held on a date that is before July 23, 2023 or after September 21, 2023, then a stockholder proposal submitted for inclusion in our proxy statement for the 2023 annual meeting of stockholders must be received by us a reasonable time before we begin to print and mail our proxy statement for the 2023 annual meeting. Pursuant to SEC Rule 14a-4(c)(1), if our Corporate Secretary receives any stockholder proposal that is after June 4, 2023, the proxies designated by the Board will have discretionary authority to vote on such proposal. Our Board of Directors does not have a policy with regards to the consideration of any director candidates recommended by our stockholders. Our Board of Directors has determined that it is in the best position to evaluate the Company's requirements as well as the qualifications of each candidate when the Board of Directors considers a nominee for a position on our Board of Directors. If stockholders wish to recommend candidates directly to our Board of Directors, they may do so by sending communications to either of the Co-Chairmen of the Company at the address on the cover of this proxy statement.

OTHER MATTERS

Our management and the board of directors know of no other matters to be brought before the annual meeting. If other matters are presented properly to the stockholders for action at the annual meeting and any postponements and adjournments thereof, it is the intention of the proxy holders named in the proxy to vote in their discretion on all matters on which the common stock represented by such proxy are entitled to vote.

You are urged to complete, sign, date and return your proxy promptly. You may revoke your proxy at any time before it is voted. If you attend the annual meeting, as we hope you will, you may vote your shares during the meeting.

By order of the Board of Directors,

/s/ Robert Quartermain
Robert Quartermain
Co-Chairman

Appendix A

Dakota Gold Corp.

2022 Stock Incentive Plan

Board of Directors approved on March 30, 2022 and

Shareholders approved on ________ [    ], 2022

Article 1. Establishment, Purpose and Duration

1.1       Establishment. Dakota Gold Corp. is a Nevada corporation, establishes an incentive compensation plan to be known as Dakota Gold Corp. 2022 Stock Incentive Plan, as set forth in this document. This Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards and Other Stock-Based Awards. This Plan shall become effective upon shareholder approval (the “Effective Date”) and shall remain in effect as provided in Section 1.3.

1.2       Purpose of this Plan. The purpose of the Plan is to foster and promote the long-term financial success of the Company and materially increase shareholder value by (a) motivating superior performance by means of performance-related incentives, (b) encouraging and providing for the acquisition of an ownership interest in the Company by Employees, Non-Employee Directors and Third Party Service Providers, and (c) enabling the Company to attract and retain qualified and competent persons to serve as members of an outstanding management team and the Board of Directors of the Company upon whose judgment, interest, and performance are required for the successful and sustained operations of the Company.

1.3       Duration of this Plan. Unless sooner terminated as provided herein, this Plan shall terminate ten (10) years from the Effective Date. After this Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and this Plan’s terms and conditions.

Article 2. Definitions

Whenever used in this Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1       “Annual Award Limit” or “Annual Award Limits” have the meaning set forth in Section 4.3.

2.2       “Award” means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards or Other Stock-Based Awards, in each case subject to the terms of this Plan.

2.3       “Award Agreement” means either (i) a written or electronic agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, including any amendment or modification thereof, or (ii) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, Internet or other non-paper Award Agreements, and the use of electronic, Internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant. The Committee shall have the exclusive authority to determine the terms of an Award Agreement evidencing an Award granted under this Plan, subject to the provisions herein. The terms of an Award Agreement need not be uniform among all Participants or among similar types of Awards.

2.4       “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.5       “Board” or “Board of Directors” means the Board of Directors of the Company.

2.6       “Cash-Based Award” means an Award, denominated in cash, granted to a Participant as described in Article 12.

2.7       “Cause” means, unless otherwise specified in an Award Agreement or in an applicable employment agreement between the Company and a Participant, any one of the following:

(a)       willful and material misconduct of the Participant;

(b)       willful and continued failure of the Participant to substantially perform his job duties;

(c)       the conviction of the Participant by a court of competent jurisdiction of a felony or entering the plea of nolo contendere to a felony by the Participant;

(d)       the commission by the Participant of an act of theft, fraud, or dishonesty against the Company or any Subsidiary; or

(e)       a material breach by the Participant of any material written policy of the Company.

The existence of Cause under this Section 2.7 shall be determined in good faith by the Committee.

2.8       A “Change in Control” means the occurrence of one or more of the following events:

(a)       The acquisition by any Person of Beneficial Ownership of more than 50% of either (A) the then-outstanding Shares (“Outstanding Company Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this Section 2.8(a) the following acquisitions shall not constitute a Change in Control:

(i)       any acquisition by the Company,

(ii)      any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company,

(iii)     any entity controlled by the Company, or

(iv)     any acquisition by any entity pursuant to a transaction that complies with Sections 2.8(c)(i), (ii) and (iii).

(b)       If during any period of two consecutive calendar years, the “Incumbent Board” (as defined below) , shall cease for any reason to constitute a majority of the Board.  The “Incumbent Board” for purposes of this section, shall mean the Directors holding office at the beginning of the calendar year two years prior to the event in question; provided, however, that any individual becoming a Director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

(c)       Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company and/or any entity controlled by the Company, or a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any entity controlled by the Company (each, a “Business Combination”), in each case, provided, however, that, for purposes of this Section 2.8(c) a Business Combination shall not constitute a Change in Control if following such Business Combination:

(i)       all or substantially all of the individuals and entities that were the Beneficial Owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and more than 50% of the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; and

(ii)       no Person (excluding any entity resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination; and

(iii)       at least a majority of the members of the board of directors of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination .

(d)       The complete liquidation or dissolution of the Company.

Notwithstanding anything in this Plan or any Agreement to the contrary, to the extent any provision of this Plan or an Agreement would cause a payment of an Award that is not exempt from the requirements of Code Section 409A to be made because of the occurrence of a Change in Control, then such payment shall not be made unless such Change in Control also constitutes a “change in ownership”, “change in effective control” or “change in ownership of a substantial portion of the Company’s assets” within the meaning of Code section 409A.  Any payment that would have been made except for the application of the preceding sentence shall be made in accordance with the payment schedule that would have applied in the absence of a Change in Control (and other Participant rights that are tied to a Change in Control, such as vesting, shall not be affected by this paragraph).

2.9       “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

2.10     “Commission” means the Securities and Exchange Commission.

2.11      “Committee” means the Compensation Committee of the Board or a subcommittee thereof or any other committee designated by the Board to administer this Plan. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board. If the Committee does not exist or cannot function for any reason, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee. The Committee shall be constituted to comply with the requirements of Rule 16b-3 promulgated by the Commission under the Securities Exchange Act of 1934, or such rule or any successor rule thereto which is in effect from time to time and any applicable listing or governance requirements of any securities exchange on which the Company’s common shares are listed.

2.12     “Company” means Dakota Gold Corp., and any successor thereto as provided in Section 22.21.

2.13     Reserved.

2.14     “Director” means any individual who is a member of the Board of Directors of the Company.

2.15     “Disability” or “Disabled” means a Participant’s eligibility to receive group long-term disability benefits under a plan sponsored by the Company or a Subsidiary, or if no such plan is applicable, a Participant’s inability to perform the essential functions of his or her duties due to a medically determinable physical or mental impairment, illness or injury, which can be expected to result in death or to be of long-continued and indefinite duration as determined in the sole discretion of the Committee, except in the case of any Option that is an Incentive Stock Option, if and to the extent required in order for the Option to satisfy the requirements of Section 422 of the Code, the term “Disability” means disabled within the meaning of Section 22(e)(3) of the Code. Notwithstanding the preceding provisions of this Section 2.15 or anything in any Award Agreement to the contrary, to the extent any provision of this Plan or an Award Agreement would cause a payment not to be exempt from Code Section 409A to be made because of the Participant’s Disability, then there shall not be a Disability that triggers payment until the date (if any) that the Participant is disabled within the meaning of Code section 409A(a)(2)(C).  Any payment that would have been made except for the application of the preceding sentence shall be made in accordance with the payment schedule that would have applied in the absence of a Disability (and other Participant rights that are tied to a Disability, such as vesting, shall not be affected by the prior sentence).

2.16     “Dividend Equivalent” has the meaning set forth in Section 18.

2.17     “Effective Date” has the meaning set forth in Section 1.1.

2.18     “Employee” means any individual performing services for the Company or a Subsidiary and designated as an employee of the Company or the Subsidiary on its payroll records. An Employee shall not include any individual during any period he or she is classified or treated by the Company or Subsidiary as an independent contractor, a consultant or an employee of an employment, consulting or temporary agency or any other entity other than the Company or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified, as a common-law employee of the Company or Subsidiary during such period. An individual shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company and any Subsidiaries. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three months following the 91st day of such leave, any Incentive Stock Option held by a Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

2.19     “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.20     “Fair Market Value” means, on any given date (i) if the Shares are listed on a national or regional securities exchange on the given date or traded on an over-the-counter exchange, Fair Market Value on such date shall be the closing price for a Share on such securities exchange on the immediately preceding day on which sales were made on such exchange; or (ii) if Shares are not listed on such an exchange, the fair market value of a Share on that date shall be determined in good faith by the Committee; provided, however, the Committee, in its discretion, may use an alternative definition of Fair Market Value including, but not limited to, a price that is based on the opening, actual, high, low, or average selling prices of a Share on the securities exchange on which Shares are listed or traded on the given date, the trading date preceding the given date, the trading date next succeeding the given date, or an average of trading days. Notwithstanding the foregoing, (i) in the case of an Option or SAR, Fair Market Value shall be determined in accordance with a definition of fair market value that permits the Award to be exempt from Code section 409A; and (ii) in the case of an Option that is intended to qualify as an ISO under Code section 422 Fair Market Value shall be determined by the Committee in accordance with the requirements of Code section 422.

2.21     “Grant Date” means the date an Award is granted to a Participant pursuant to the Plan.

2.22     “Grant Price” means the price established at the time of grant of an SAR pursuant to Article 7.

2.23     “Incentive Stock Option” or “ISO” means an Award granted pursuant Article 6 that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422 or any successor provision.

2.24      “Insider” shall mean an individual who is, on the relevant date, an officer (as defined in Rule 16a-1(f) (or any successor provision) promulgated by the Commission under the Exchange Act) or Director of the Company, or a more than 10% Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.

2.25     “Nonemployee Director” means a Director who is not an Employee.

2.26     “Nonqualified Stock Option” or “NQSO” means an Award granted pursuant to Article 6 that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

2.27     “Option” means an Award granted to a Participant pursuant to Article 6, which Award may be an Incentive Stock Option or a Nonqualified Stock Option.

2.28     “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.29     “Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of this Plan that is granted pursuant to Article 12.

2.30     “Participant” means any eligible individual as set forth in Article 5 to whom an Award is granted.

2.31     Reserved.

2.32     Reserved.

2.33     “Performance Period” means the period of time during which pre-established performance goals must be met to determine the degree of payout and/or vesting with respect to an Award.

2.34     “Performance Share” means an Award granted pursuant to Article 10.

2.35     “Performance Unit” means an Award granted pursuant to Article 11.

2.36       “Period of Restriction” means the period when Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals or upon the occurrence of other events as determined by the Committee, in its discretion) as provided in Articles 8 and 9.

2.37       “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.38       “Plan” means Dakota Gold Corp. 2022 Stock Incentive Plan, as the same may be amended from time to time.

2.39       “Restricted Stock” means an Award granted pursuant to Article 8.

2.40       “Restricted Stock Unit” means an Award granted pursuant to Article 9.

2.41       “Share” means a share of common stock of the Company.

2.42       “Stock Appreciation Right” or “SAR” means an Award granted pursuant to Article 7.

2.43       “Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, an interest of more than 50% by reason of stock ownership or otherwise.

2.44       “Third-Party Service Provider” means any consultant, agent, advisor or independent contractor who renders bona fide services to the Company or a Subsidiary that (a) are not in connection with the offer and sale of the Company’s securities in a capital raising transaction, and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

Article 3. Administration

3.1       General. The Committee shall be responsible for administering this Plan, subject to this Article 3 and the other provisions of this Plan. The Committee may employ attorneys, consultants, accountants, agents and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company or Subsidiary, and all other interested individuals.

3.2       Authority of the Committee. Subject to any express limitations set forth in the Plan, the Committee shall have full and exclusive discretionary power and authority to take such actions as it deems necessary and advisable with respect to the administration of the Plan including, but not limited to, the following:

(a)       To determine from time to time which of the persons eligible under the Plan shall be granted Awards, when and how each Award shall be granted, what type or combination of types of Awards shall be granted, the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Shares pursuant to an Award and the number of Shares subject to an Award;

(b)       To construe and interpret the Plan and Awards granted under it, and to establish, amend, and revoke rules and regulations for its administration. The Committee, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in an Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective;

(c)       To approve forms of Award Agreements for use under the Plan;

(d)       To determine Fair Market Value of a Share in accordance with Section 2.20 of the Plan;

(e)       To amend the Plan or any Award Agreement as provided in the Plan;

(f)        To adopt sub-plans and/or special provisions applicable to stock awards regulated by the laws of a jurisdiction other than and outside of the United States. Such sub-plans and/or special provisions may take precedence over other provisions of the Plan, but unless otherwise superseded by the terms of such sub-plans and/or special provisions, the provisions of the Plan shall govern;

(g)       To authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Board;

(h)       To determine whether Awards will be settled in shares of common stock, cash or in any combination thereof;

(i)        To determine whether Awards will provide for Dividend Equivalents;

(j)        To establish a program whereby Participants designated by the Committee may reduce compensation otherwise payable in cash in exchange for Awards under the Plan;

(k)       To authorize a program permitting eligible Participants to surrender outstanding Awards in exchange for newly granted Awards subject to any applicable shareholder approval requirements set forth in Section 21.1 of the Plan;

(l)        To impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by a Participant of any Shares, including, without limitation, restrictions under an insider trading policy and restrictions as to the use of a specified brokerage firm for such resales or other transfers; and

(m)       To provide, either at the time an Award is granted or by subsequent action, that an Award shall contain as a term thereof, a right, either in tandem with the other rights under the Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of Shares, cash or a combination thereof, the amount of which is determined by reference to the value of Shares.

3.3       Delegation. The Committee may delegate to one or more of its members or to one or more officers of the Company or any Subsidiary or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan. To the extent permitted by applicable law, the Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Employees to be recipients of Awards; and (b)   determine the size of any such Awards; provided , however , (i) the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee who is considered an Insider; (ii) the resolution providing such authorization sets forth the total number of Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.

Article 4. Shares Subject to This Plan

4.1       Number of Shares Authorized and Available for Awards. Subject to adjustment as provided under the Plan, the total number of Shares that are available for Awards under the Plan shall be 6,250,000 Shares. Such Shares may be authorized and unissued Shares, treasury Shares, Shares purchased in the open market or in private transactions, or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee. Any of the authorized Shares may be used for any type of Award under the Plan, and any or all of the Shares may be allocated to Incentive Stock Options.

4.2       Share Usage. The Committee shall determine the appropriate method for determining the number of Shares available for grant under the Plan, subject to the following:

(a)       Any Shares related to an Award granted under this Plan that terminates by expiration, forfeiture, cancellation or otherwise without the issuance of the Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving Shares shall be available again for grant under this Plan.

(b)       Any Shares tendered (by either actual delivery or attestation) (i) to pay the Option Price of an Option granted under this Plan or Prior Plan or (ii) to satisfy tax withholding obligations associated with an Award granted under this Plan, shall become available again for grant under this Plan.

(c)       Any Shares that were subject to an SAR granted under this Plan that were not issued upon the exercise of such SAR shall become available again for grant under this Plan.

4.3       Reserved.

4.4       Adjustments in Authorized Shares. Adjustment in authorized Shares available for issuance under the Plan or under an outstanding Award and adjustments in Annual Award Limits shall be subject to the following provisions:

(a)       In the event of any corporate event or transaction such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up, spin-off, distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind, extraordinary cash dividend or any other similar corporate event or transaction (“Corporate Transactions”), the Committee, in order to prevent dilution or enlargement of Participants’ rights under this Plan, shall substitute or adjust, as applicable, (1) the number and kind of Shares that may be issued under this Plan or under particular forms of Awards, (2) the number and kind of Shares subject to outstanding Awards, (3) the Option Price or Grant Price applicable to outstanding Awards, and (4) the Annual Award Limits and other value determinations applicable to outstanding Awards. The Committee, in its discretion, shall determine the methodology or manner of making such substitution or adjustment.

(b)       In addition to the adjustments permitted under paragraph (a) above, the Committee, in its sole discretion, may make such other adjustments or modifications in the terms of any Awards that it deems appropriate to reflect any Corporate Transaction, including, but not limited to, modifications of performance goals and changes in the length of Performance Periods, subject to the limitations set forth in Section 14.4.

(c)       The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

Article 5. Eligibility and Participation

5.1       Eligibility to Receive Awards. Individuals eligible to participate in this Plan include all Employees, Directors and Third-Party Service Providers.

5.2       Participation in the Plan. Subject to the provisions of this Plan, the Committee may, from time to time, select from all individuals eligible to participate in the Plan, those individuals to whom Awards shall be granted and shall determine, in its sole discretion, the nature of any and all terms permissible by law and the amount of each Award.

Article 6. Stock Options

6.1       Grant of Options. Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion. Each grant of an Option shall be evidenced by an Award Agreement which shall specify whether the Option is in the form of a Nonqualified Stock Option or an Incentive Stock Option.

6.2       Option Price. The Option Price for each grant of an Option shall be determined by the Committee in its sole discretion and shall be specified in the Award Agreement evidencing such Option; provided , however , the Option Price must be at least equal to 100% of the Fair Market Value of a Share as of the Option’s Grant Date, subject to adjustment as provided for under Section 4.4.

6.3       Term of Option. The term of an Option granted to a Participant shall be determined by the Committee, in its sole discretion; provided, however, no Option shall be exercisable later than the tenth anniversary date of its grant. Notwithstanding the foregoing, for Nonqualified Stock Options granted to Participants outside the United States, the Committee has the authority to grant Nonqualified Stock Options that have a term greater than ten years.

6.4       Exercise of Option. An Option shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

6.5       Payment of Option Price. An Option shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures that may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any exercised Option shall be payable to the Company in accordance with one of the following methods:

(a)       In cash or its equivalent;

(b)       By tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price;

(c)       By a cashless (broker-assisted) exercise;

(d)       By “net settlement” (i.e., the Company withholds Shares with a Fair Market Value equal to the aggregate Option Price in respect of the portion of the Option to be exercised from any Shares that would have otherwise been received by the Participant).

(e)       By any combination of (a), (b), (c) and (d); or

(f)       Any other method approved or accepted by the Committee in its sole discretion.

Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars or Shares, as applicable.

6.6       Special Rules Regarding ISOs. Notwithstanding any provision of the Plan to the contrary, an Option granted in the form of an ISO to a Participant shall be subject to the following rules:

(a)       Special ISO definitions:

(i)       “Parent Corporation” shall mean as of any applicable date a corporation in respect of the Company that is a parent corporation within the meaning of Code Section 424(e).

(ii)       “ISO Subsidiary” shall mean as of any applicable date any corporation in respect of the Company that is a subsidiary corporation within the meaning of Code Section 424(f).

(iii)       A “10% Owner” is an individual who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its Parent Corporation or any ISO Subsidiary.

(b)       Eligible employees. An ISO may be granted solely to eligible Employees of the Company, Parent Corporation, or ISO Subsidiary.

(c)       Specified as an ISO. An Award Agreement evidencing the grant of an ISO shall specify that such grant is intended to be an ISO.

(d)       Option price. The Option Price for each grant of an ISO shall be determined by the Committee in its sole discretion and shall be specified in the Award Agreement; provided, however, the Option Price must be at least equal 100% of the Fair Market Value of a Share as of the ISO’s Grant Date (in the case of 10% owners, the Option Price may not be not less than 110% of such Fair Market Value), subject to adjustment provided for under Section 4.4.

(e)       Right to exercise. Any ISO granted to a Participant shall be exercisable during his or her lifetime solely by such Participant.

(f)        Exercise period. The period during which a Participant may exercise an ISO shall not exceed ten years (five years in the case of a Participant who is a 10% owner) from the date on which the ISO was granted.

(g)       Termination of employment. In the event a Participant terminates employment due to death or Disability, the Participant (or, in the case of death, the person(s) to whom the Option is transferred by will or the laws of descent and distribution) shall have the right to exercise the Participant’s ISO award during the period specified in the applicable Award Agreement solely to the extent the Participant had the right to exercise the ISO on the date of his death or Disability; as applicable, provided, however, that such period may not exceed one year from the date of such termination of employment or if shorter, the remaining term of the ISO. In the event a Participant terminates employment for reasons other than death or disability, the Participant shall have the right to exercise the Participant’s ISO during the period specified in the applicable Award Agreement solely to the extent the Participant had the right to exercise the ISO on the date of such termination of employment; provided, however, that such period may not exceed three months from the date of such termination of employment or if shorter, the remaining term of the ISO.

(h)       Dollar limitation. To the extent that the aggregate Fair Market Value of (a) the Shares with respect to which Options designated as Incentive Stock Options plus (b) the shares of stock of the Company, Parent Corporation and any ISO Subsidiary with respect to which other Incentive Stock Options are exercisable for the first time by a holder of such Incentive Stock Options during any calendar year under all plans of the Company and ISO Subsidiary exceeds $100,000, such Options shall be treated as Nonqualified Stock Options. For purposes of the preceding sentence, (a) Options shall be taken into account in the order in which they were granted, and (b) the Fair Market Value of the Shares shall be determined as of the time the Option or other incentive stock option is granted.

(i)        Duration of plan. No ISO may be granted more than ten years after the earlier of (a) adoption of this Plan by the Board and (b) the Effective Date.

(j)        Notification of disqualifying disposition. If any Participant shall make any disposition of Shares issued pursuant to the exercise of an ISO, such Participant shall notify the Company of such disposition within 30 days thereof. The Company shall use such information to determine whether a disqualifying disposition as described in Code section 421(b) has occurred.

(k)       Transferability. No ISO may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution; provided , however , that at the discretion of the Committee, an ISO may be transferred to a grantor trust under which Participant making the transfer is the sole beneficiary.

Article 7. Stock Appreciation Rights

7.1       Grant of SARs. SARs may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion. Each grant of SARs shall be evidenced by an Award Agreement.

7.2       Grant Price. The Grant Price for each grant of an SAR shall be determined by the Committee and shall be specified in the Award Agreement evidencing the SAR; provided , however , the Grant Price must be at least equal to 100% of the Fair Market Value of a Share as of the Grant Date, subject to adjustment as provided for under Section 4.4.

7.3       Term of SAR. The term of an SAR granted to a Participant shall be determined by the Committee, in its sole discretion; provided, however, no SAR shall be exercisable later than the tenth anniversary date of its grant. Notwithstanding the foregoing, for SARs granted to Participants outside the United States, the Committee has the authority to grant SARs that have a term greater than ten years.

7.4       Exercise of SAR. An SAR shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

7.5       Notice of Exercise. An SAR shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures that may be authorized by the Committee, setting forth the number of Shares with respect to which the SAR is to be exercised.

7.6       Settlement of SARs. Upon the exercise of an SAR, pursuant to a notice of exercise properly completed and submitted to the Company in accordance with Section 7.5, a Participant shall be entitled to receive payment from the Company in an amount equal to the product of (a) and (b) below:

(a)       The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price.

(b)       The number of Shares with respect to which the SAR is exercised.

Payment shall be made in cash, Shares or a combination thereof as provided for under the applicable Award Agreement.

Article 8. Restricted Stock

8.1       Grant of Restricted Stock. Restricted Stock may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion. Each grant of Restricted Stock shall be evidenced by an Award Agreement.

8.2       Nature of Restrictions. Each grant of Restricted Stock shall be subject to a Restriction Period that shall lapse upon the satisfaction of such conditions and restrictions as are determined by the Committee in its sole discretion and set forth in an applicable Award Agreement. Such conditions or restrictions may include, without limitation, one or more of the following:

(a)       Restrictions based upon the achievement of specific performance goals;

(b)       Time-based restrictions on vesting following the attainment of the performance goals;

(c)       Time-based restrictions;

(d)       Restrictions under applicable laws and restrictions under the requirements of any stock exchange or market on which such Shares are listed or traded; and

(e)       A requirement that a Participant pay a stipulated purchase price for each Share of Restricted Stock.

8.3       Issuance of Shares. To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions or restrictions applicable to such Shares have been satisfied or lapse. Shares of Restricted Stock covered by each Restricted Stock grant shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapsed (including satisfaction of any applicable tax withholding obligations).

8.4       Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.2, each certificate representing Shares of Restricted Stock granted pursuant to this Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion: The sale or transfer of Shares of stock represented by this certificate, whether voluntary, involuntary or by operation of law, is subject to certain restrictions on transfer as set forth in the Dakota Gold Corp. 2022 Stock Incentive Plan, and in the associated Award Agreement. A copy of this Plan and such Award Agreement may be obtained from Dakota Gold Corp.

8.5       Voting and Dividend Rights. Unless otherwise determined by the Committee and set forth in a Participant’s applicable Award Agreement, to the extent permitted or required by law, as determined by the Committee, a Participant holding Shares of Restricted Stock granted hereunder shall be granted the right to exercise full voting rights with respect to those Shares and the right to receive dividends declared on those Shares during the Period of Restriction. Notwithstanding the foregoing, the Committee may require that any dividends on such Shares of Restricted Stock shall be automatically deferred and reinvested in additional Restricted Stock subject to the same restrictions on vesting as the underlying Award, or may require that dividends and other distributions on Restricted Stock shall be paid to the Company for the account of the Participant and held pending and subject to the same restrictions on vesting as the underlying Award; provided, however, that to the extent that any dividends are deferred, reinvested or otherwise not paid when such dividends would otherwise normally be paid, (i) all terms and conditions for such delayed payment shall be included in the Agreement, and (ii) such deferral, reinvestment or delay in payment of the dividends shall only be allowed to the extent it complies with, or is exempt from, the requirements of Code section 409A.

Article 9. Restricted Stock Units

9.1       Grant of Restricted Stock Units. Restricted Stock Units may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion. A grant of a Restricted Stock Unit or Restricted Stock Units shall not represent the grant of Shares but shall represent a promise to deliver a corresponding number of Shares or the value of each Share based upon the completion of service, performance conditions, or such other terms and conditions as specified in the applicable Award Agreement over the Restriction Period. Each grant of Restricted Stock Units shall be evidenced by an Award Agreement.

9.2       Nature of Restrictions. Each grant of Restricted Stock Units shall be subject to a Restriction Period that shall lapse upon the satisfaction of such conditions and restrictions as are determined by the Committee in its sole discretion and set forth in an applicable Award Agreement. Such conditions or restrictions may include, without limitation, one or more of the following:

(a)       Restrictions based upon the achievement of specific performance goals;

(b)       Time-based restrictions on vesting following the attainment of the performance goals;

(c)       Time-based restrictions;

(d)       Restrictions under applicable laws and restrictions under the requirements of any stock exchange or market on which such Shares underlying the Restricted Stock Unit are listed or traded; and

(e)       A requirement that a Participant pay a stipulated purchase price for each Restricted Stock Unit.

9.3       Voting Rights. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder or the Shares corresponding to any Restricted Stock Units granted hereunder.

9.4       Settlement and Payment Restricted Stock Units. Unless otherwise elected by the Participant or otherwise provided for in the Award Agreement, Restricted Stock Units shall be settled upon the date such Restricted Stock Units vest. Such settlement may be made in Shares, cash or a combination thereof, as specified in the Award Agreement.

Article 10. Performance Shares

10.1     Grant of Performance Shares. Performance Shares may be granted to Participants in such number, and upon such terms and at any time and from time to time as shall be determined by the Committee, in its sole discretion. Each grant of Performance Shares shall be evidenced by an Award Agreement.

10.2     Value of Performance Shares. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Grant Date. The Committee shall set performance goals in its discretion that, depending on the extent to which they are met over the specified Performance Period, shall determine the number of Performance Shares that shall be paid to a Participant.

10.3     Earning of Performance Shares. After the applicable Performance Period has ended, the number of Performance Shares earned by the Participant over the Performance Period shall be determined as a function of the extent to which the applicable corresponding performance goals have been achieved. This determination shall be made solely by the Committee.

10.4     Form and Timing of Payment of Performance Shares. The Committee shall pay at the close of the applicable Performance Period, or as soon as practicable thereafter, any earned Performance Shares in the form of cash or in Shares or in a combination thereof, as specified in a Participant’s applicable Award Agreement. Any Shares paid to a Participant under this Section 10.4 may be subject to any restrictions deemed appropriate by the Committee.

Article 11. Performance Units

11.1     Grant of Performance Units. Subject to the terms and provisions of this Plan, Performance Units may be granted to a Participant in such number, and upon such terms and at any time and from time to time as shall be determined by the Committee, in its sole discretion. Each grant of Performance Units shall be evidenced by an Award Agreement.

11.2     Value of Performance Units. Each Performance Unit shall have an initial notional value equal to a dollar amount determined by the Committee, in its sole discretion. The Committee shall set performance goals in its discretion that, depending on the extent to which they are met over the specified Performance Period, will determine the number of Performance Units that shall be settled and paid to the Participant.

11.3     Earning of Performance Units. After the applicable Performance Period has ended, the number of Performance Units earned by the Participant over the Performance Period shall be determined as a function of the extent to which the applicable corresponding performance goals have been achieved. This determination shall be made solely by the Committee.

11.4     Form and Timing of Payment of Performance Units. The Committee shall pay at the close of the applicable Performance Period, or as soon as practicable thereafter, any earned Performance Units in the form of cash or in Shares or in a combination thereof, as specified in a Participant’s applicable Award Agreement. Any Shares paid to a Participant under this Section 11.4 may be subject to any restrictions deemed appropriate by the Committee.

Article 12. Other Stock-Based Awards and Cash-Based Awards

12.1       Grant of Other Stock-Based Awards and Cash-Based Awards.

(a)       The Committee may grant Other Stock-Based Awards not otherwise described by the terms of this Plan, including, but not limited to, the grant or offer for sale of unrestricted Shares and the grant of deferred Shares or deferred Share units, in such amounts and subject to such terms and conditions, as the Committee shall determine, in its sole discretion. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares.

(b)       The Committee, at any time and from time to time, may grant Cash-Based Awards to a Participant in such amounts and upon such terms as the Committee shall determine, in its sole discretion.

(c)       Each grant of Other Stock-Based Awards and Cash-Based Awards shall be evidenced by an Award Agreement.

12.2       Value of Other Stock-Based Awards and Cash-Based Awards.

(a)       Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee, in its sole discretion.

(b)       Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee, in its sole discretion. If the Committee exercises its discretion to establish performance goals, the value of Cash-Based Awards that shall be paid to the Participant will depend on the extent to which such performance goals are met.

12.3       Payment of Other Stock-Based Awards and Cash-Based Awards. Payment, if any, with respect to Cash-Based Awards and Other Stock-Based Award shall be made in accordance with the terms of the applicable Award Agreement, in cash, Shares or a combination of both as determined by the Committee in its sole discretion.

Article 13. Restrictions on Transferability of Awards and Shares

13.1       Transferability of Awards. Except as provided in Section 13.2, during a Participant’s lifetime, Options and SARs shall be exercisable only by the Participant. Awards shall not be transferable other than by will or the laws of descent and distribution or, subject to the consent of the Committee, pursuant to a domestic relations order entered into by a court of competent jurisdiction; no Awards shall be subject, in whole or in part, to attachment, execution or levy of any kind; and any purported transfer in violation of this Section 13.1 shall be null and void. The Committee may establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable or Shares deliverable in the event of, or following, the Participant’s death may be provided.

13.2       Committee Action. Except as provided in Section 6.6(k), the Committee may, in its discretion, determine that notwithstanding Section 13.1, any or all Awards shall be transferable, without compensation to the transferor, to and exercisable by such transferees, and subject to such terms and conditions, as the Committee may deem appropriate; provided , however , no Award may be transferred for value without shareholder approval.

13.3       Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired by a Participant under the Plan as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed or traded or under any blue sky or state securities laws applicable to such Shares.

Article 14. Reserved

Article 15. Nonemployee Director Awards

15.1       Awards to Nonemployee Directors. The Board or Committee shall determine and approve all Awards to Nonemployee Directors. The terms and conditions of any grant of any Award to a Nonemployee Director shall be set forth in an Award Agreement.

15.2       Awards in Lieu of Fees. The Board or Committee may permit a Nonemployee Director the opportunity to receive an Award in lieu of payment of all or a portion of future director fees (including but not limited to cash retainer fees and meeting fees) or other type of Awards pursuant to such terms and conditions as the Board or Committee may prescribe and set forth in an applicable sub-plan or Award Agreement, provided that if the Nonemployee Director is permitted to elect an Award that constitutes deferred compensation that is subject to Code Section 409A, such election shall be made no later than the applicable deadline for such an election under Code Section 409A.

Article 16. Effect of a Change in Control

Notwithstanding any other provision of this Plan to the contrary, the provisions of this Article 16 shall apply in the event of a Change in Control, unless otherwise determined by the Committee in its sole discretion, and set forth in the applicable Award Agreement:

(a)       Outstanding Options and SARs. Upon a Change in Control, a Participant’s then-outstanding Options and SARs that are not vested shall immediately become fully vested (and, to the extent applicable, all performance conditions shall be deemed satisfied) and exercisable over the exercise period set forth in the applicable Award Agreement.

(b)       Outstanding Awards, other than Options and SARs, Subject Solely to a Service Condition. Upon a Change in Control, a Participant’s then-outstanding Awards, other than Options and SARs, that are not vested and as to which vesting depends solely on the satisfaction of a service obligation by the Participant to the Company or any Subsidiary shall become fully vested and shall be settled in cash, Shares or a combination thereof as provided for under the applicable Award Agreement as soon as practicable following such Change in Control.

(c)       Outstanding Awards, other than Options and SARs, Subject to a Performance Condition. Upon a Change in Control, a Participant’s then-outstanding Awards, other than Options and SARs, that are not vested and as to which vesting depends upon the satisfaction of one or more performance conditions shall immediately vest and all performance conditions shall be deemed satisfied as if target performance was achieved and shall be settled in cash, Shares or a combination thereof as provided for under the applicable Award Agreement as soon as practicable following such Change in Control; notwithstanding that the applicable performance period, retention period or other restrictions and conditions have not been completed or satisfied.

(d)       Other Awards. Upon a Change in Control, the treatment of a Participant’s then-outstanding Awards that are not vested and that are not subject to paragraphs (a), (b) or (c) above shall be determined in accordance with the applicable Award Agreements or, if not specified in the Award Agreements, shall be determined by the Committee.

Article 17. Dividend Equivalents

The Committee may grant Dividend Equivalents to a Participant based on the dividends declared on Shares that are subject to any Award granted to the Participant, except for Options, SARs and Restricted Stock, with such Dividend Equivalents credited to the Participant as of the applicable dividend payment dates that occur during a period determined by the Committee. Such Dividend Equivalents shall be converted to and paid in cash or additional Shares or Awards by such formula and at such time and subject to such limitations as may be determined by the Committee; provided that in the case of an Award as to which vesting depends upon the satisfaction of one or more performance conditions, the right to Dividend Equivalents shall be subject to the same restrictions on vesting and payout as the underlying Award.

Article 18. Beneficiary Designation

Each Participant under this Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such beneficiary designation, benefits remaining unpaid or rights remaining unexercised at the Participant’s death shall be paid to or exercised by the Participant’s executor, administrator or legal representative.

Article 19. Rights of Participants

19.1       Employment. Nothing in this Plan or an Award Agreement shall (a) interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment with the Company or any Subsidiary at any time or for any reason not prohibited by law or (b) confer upon any Participant any right to continue his employment or service as a Director or Third-Party Service Provider for any specified period of time. Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company or any Subsidiary and, accordingly, subject to Articles 3 and 20, this Plan and the benefits hereunder may be amended or terminated at any time in the sole and exclusive discretion of the Board without giving rise to any liability on the part of the Company, any Subsidiary, the Committee or the Board.

19.2       Participation. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

19.3       Rights as a Shareholder. Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

Article 20. Amendment and Termination

20.1       Amendment and Termination of the Plan and Awards.

(a)       Subject to subparagraphs (b) and (c) of this Section 20.1 and Section 20.3 of the Plan, the Board may at any time amend or terminate the Plan or amend or terminate any outstanding Award.

(b)       Except as provided for in Section 4.4, the terms of an outstanding Award may not be amended, without prior shareholder approval, to:

(i)       reduce the Option Price of an outstanding Option or to reduce the Grant Price of an outstanding SAR,

(ii)      cancel an outstanding Option or SAR in exchange for other Options or SARs with an Option Price or Grant Price, as applicable, that is less than the Option Price of the cancelled Option or the Grant Price of the cancelled SAR, as applicable, or

(iii)     cancel an outstanding Option with an Option Price that is less than the Fair Market Value of a Share on the date of cancellation or cancel an outstanding SAR with a Grant Price that is less than the Fair Market Value of a Share on the date of cancellation in exchange for cash or another Award.

(c)       Notwithstanding the foregoing, no amendment of this Plan shall be made without shareholder approval if shareholder approval is required pursuant to rules promulgated by any stock exchange or quotation system on which Shares are listed or quoted or by applicable U.S. state corporate laws or regulations, applicable U.S. federal laws or regulations and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

20.2       Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. Subject to Section 14.4, the Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.4) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan. By accepting an Award under this Plan, a Participant agrees to any adjustment to the Award made pursuant to this Section 20.2 without further consideration or action.

20.3       Awards Previously Granted. Notwithstanding any other provision of this Plan to the contrary, other than Sections 20.2, 20.4 and 22.14, no termination or amendment of this Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under this Plan, without the written consent of the Participant holding such Award.

20.4       Amendment to Conform to Law. Notwithstanding any other provision of this Plan to the contrary, the Committee may amend the Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or an Award Agreement to any law relating to plans of this or similar nature, and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 20.4 to the Plan and any Award without further consideration or action.

Article 21. Tax Withholding

21.1       Minimum Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy applicable federal, state and local tax withholding requirements, domestic or foreign, with respect to any taxable event arising as a result of this Plan but in no event shall such deduction or withholding or remittance exceed the minimum statutory withholding requirements.

21.2       Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, upon the settlement of Restricted Stock Units, or upon the achievement of performance goals related to Performance Shares, or any other taxable event arising as a result of an Award granted hereunder (collectively and individually referred to as a “Share Payment”), a Participant may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold from a Share Payment the number of Shares having a Fair Market Value on the date the withholding is to be determined equal to the minimum statutory withholding requirement but in no event shall such withholding exceed the minimum statutory withholding requirement. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

Article 22. General Provisions

22.1       Forfeiture Events.

(a)       In addition to the forfeiture events specified in Section 22.1(b), the Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting of an Award.

(b)       A Participant’s termination of employment for Cause shall result in the forfeiture of the Participant’s outstanding Awards in accordance with the following:

(i)       Any outstanding and nonvested Options, SARs, Restricted Stock, RSUs, Performance Shares, Performance Units, Cash-Based Awards and Other Stock-Based Awards granted to the Participant shall be forfeited as of the date immediately preceding the Participant’s Termination of Employment; and

(ii)       Any vested and unexercised Options and SARs, vested but not settled RSUs, earned but not settled Performance Shares or Performance Units, and earned and/or vested Cash-Based Awards and Other Stock-Based Awards granted to the Participant shall be forfeited as of the date immediately preceding the Participant’s Termination of Employment.

22.2       Legend. The certificates for Shares may include any legend that the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

22.3       Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

22.4       Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

22.5       Requirements of Law. The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

22.6       Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under this Plan prior to:

(a)       Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b)       Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

22.7       Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

22.8       Investment Representations. The Committee may require any individual receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

22.9       Employees Based Outside of the United States. Notwithstanding any provision of this Plan to the contrary, in order to comply with the laws in other countries in which the Company or any Subsidiaries operate or have Employees, Directors or Third-Party Service Providers, the Committee, in its sole discretion, shall have the power and authority to:

(a)       Determine which Subsidiaries shall be covered by this Plan;

(b)       Determine which Employees, Directors or Third-Party Service Providers outside the United States are eligible to participate in this Plan;

(c)       Modify the terms and conditions of any Award granted to Employees, Directors or Third-Party Service Providers outside the United States to comply with applicable foreign laws;

(d)       Establish sub-plans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any sub-plans and modifications to Plan terms and procedures established under this Section 22.9 by the Committee shall be attached to this Plan document as appendices; and

(e)       Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.

22.10       Uncertificated Shares. To the extent that this Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

22.11       Unfunded Plan. Participants shall have no right, title or interest whatsoever in or to any investments that the Company or any Subsidiaries may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative or any other individual. To the extent that any individual acquires a right to receive payments from the Company or any Subsidiary under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company or the Subsidiary, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, or the Subsidiary, as the case may be, and no special or separate fund shall be established, and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in this Plan.

22.12       No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, Awards or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

22.13       Retirement and Welfare Plans. Neither Awards made under this Plan nor Shares or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under the Company’s or any Subsidiary’s retirement plans (both qualified and nonqualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

22.14       Deferred Compensation. To the extent applicable, this Plan and all Awards granted hereunder are intended to comply with or be exempt from Code section 409A and will be interpreted in a manner intended to comply with Code section 409A. To the extent there is a conflict between the provisions of the Plan relating to compliance with Code section 409A and the provisions of any Agreement issued under the Plan, the provisions of the Plan control.  Moreover, any discretionary authority that the Committee may have pursuant to the Plan shall not be applicable to an Award not exempt from Code Section 409A to the extent such discretionary authority would conflict with Code section 409A.  In addition, to the extent required to avoid a violation of the applicable rules under Code section 409A by reason of Code section 409A(a)(2)(B)(i), any payment under an Award shall be delayed until the earliest date of payment that will result in compliance with the rules of Code section 409A(a)(2)(B)(i) (regarding the required six-month delay for distributions to specified employees that are related to a separation from service).  To the extent that an Award not exempt from Code Section 409A provides for payment upon the recipient’s termination of employment as an employee or cessation of service as a Non-Employee Director or Third-Party Service Provider, such Award shall be deemed to require payment upon the individual’s “separation from service” within the meaning of Code section 409A.  In the event that an Award shall be deemed not to comply with Code section 409A, then neither the Company, the Board of Directors, the Committee nor its or their designees or agents, nor any of  their affiliates, assigns or successors (each a “protected party”) shall be liable to any Award recipient or other person for actions, inactions, decisions, indecisions or any other role in relation to the Plan by a protected party if made or undertaken in good faith or in reliance on the advice of counsel (who may be counsel for the Company), or made or undertaken by someone other than a protected party.

22.15       Nonexclusivity of this Plan. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

22.16       No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (i) limit, impair, or otherwise affect the Company’s or a Subsidiary’s right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell or transfer all or any part of its business or assets; or, (ii) limit the right or power of the Company or a Subsidiary to take any action that such entity deems to be necessary or appropriate.

22.17       Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of Nevada excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction.

22.18       Delivery and Execution of Electronic Documents. To the extent permitted by applicable law, the Company may (i) deliver by email or other electronic means (including posting on a website maintained by the Company or by a third party under contract with the Company) all documents relating to the Plan or any Award thereunder (including without limitation, prospectuses required by the Commission) and all other documents that the Company is required to deliver to its security holders (including without limitation, annual reports and proxy statements) and (ii) permit Participant’s to electronically execute applicable Plan documents (including, but not limited to, Award Agreements) in a manner prescribed to the Committee.

22.19       No Representations or Warranties Regarding Tax Effect. Notwithstanding any provision of the Plan to the contrary, the Company, Subsidiaries, the Board and the Committee neither represent nor warrant the tax treatment under any federal, state, local or foreign laws and regulations thereunder (individually and collectively referred to as the “Tax Laws”) of any Award granted or any amounts paid to any Participant under the Plan including, but not limited to, when and to what extent such Awards or amounts may be subject to tax, penalties and interest under the Tax Laws.

22.20       Indemnification. Subject to requirements of the laws of the state of Nevada, each individual who is or shall have been a member of the Board, or a Committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Article 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his/her own behalf, unless such loss, cost, liability or expense is a result of his/her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

22.21       Successors. All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

DAKOTA GOLD CORP. Form of Proxy – Annual Meeting to be held on August 22, 2022 United Kingdom Building 350 – 409 Granville St Vancouver, BC V6C 1T2 Appointment of Proxyholder I/We being the undersigned holder(s) of Dakota Gold Corp. hereby appoint Robert Quartermain or failing this person, Shawn Campbell or failing this person, Daniel Cherniak (collectively, the “Management Nominees”). OR Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein: as my/our proxyholder with full power of substitution and to attend, act, and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual Meeting of Dakota Gold Corp. to be held at 106 Glendale Drive, Suite A, Lead, South Dakota at 8:00 a.m. Mountain Time or at any adjournment thereof. 1. Election of Directors. For Withhold For Withhold For Withhold a. Robert Quartermain b. Stephen O’Rourke c. Jonathan Awde d. Gerald Aberle e. Jennifer S. Grafton f. Amy K. Koenig 2. Ratification of the Appointment of Independent Registered Accounting Firm. To ratify the appointment of Ham, Langston & Brezina, L.L.P. (“Ham, Langston & Brezina”) to serve as independent registered public accounting firm for the fiscal year ending March 31, 2023 as more particularly described in the proxy materials. For Against Abstain 3. Approval of the 2022 Stock Incentive Plan. To approve the Dakota Gold Corp. 2022 Stock Incentive Plan as more particularly described in the proxy materials. For Against Abstain Authorized Signature(s) – This section must be completed for your instructions to be executed. I/we authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management. Signature(s): Date / / MM / DD / YY

This form of proxy is solicited by and on behalf of Management. Proxies must be received by 8:00 a.m., Mountain Time, on August 18, 2022. Notes to Proxy 1. Each holder has the right to appoint a person, who need not be a holder, to attend and represent him or her at the Annual Meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided on the reverse. 2. If the securities are registered in the name of more than one holder (for example, joint ownership, trustees, executors, etc.) then all of the registered owners must sign this proxy in the space provided on the reverse. If you are voting on behalf of a corporation or another individual, you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated. 3. This proxy should be signed in the exact manner as the name appears on the proxy. 4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder. 5. The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the meeting. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. INSTEAD OF MAILING THIS PROXY, YOU MAY SUBMIT YOUR PROXY USING SECURE ONLINE VOTING AVAILABLE ANYTIME: To Vote Your Proxy Online please visit: https://login.odysseytrust.com/pxlogin You will require the CONTROL NUMBER printed with your address to the right. If you vote by Internet, do not mail this proxy. To request the receipt of future documents via email and/or to sign up for Securityholder Online services, you may contact Odyssey Trust Company at www.odysseycontact.com. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. A return envelope has been enclosed for voting by mail.